4.5

                       EXECUTION COPY



                        HOME EQUITY LOAN TRUST 1996-HS1

                                     Issuer

                                      AND

                         THE CHASE MANHATTAN BANK, N.A.

                               Indenture Trustee



                                   INDENTURE

                            Dated as of May 1, 1996

                   __________________________________________


                       HOME EQUITY LOAN-BACKED TERM NOTES

                 HOME EQUITY LOAN-BACKED VARIABLE FUNDING NOTES

                                 _____________

                               TABLE OF CONTENTS
                               -----------------

Section                                                                     Page
- -------                                                                     ----

                                   ARTICLE I

                                  Definitions
     1.01.  Definitions.....................................................  2
     1.02.  Incorporation by Reference of Trust Indenture Act...............  2
     1.03.  Rules of Construction...........................................  2

                                   ARTICLE II

                           Original Issuance of Notes
     2.01.  Form............................................................   4
     2.02.  Execution, Authentication and Delivery..........................   4

                                  ARTICLE III

                                   Covenants
     3.01.  Collection of Payments with respect to the Class A Ownership
            Interest........................................................   6
     3.02.  Maintenance of Office or Agency.................................   6
     3.03.  Money for Payments To Be Held in Trust; Paying Agent............   6
     3.04.  Existence.......................................................   7
     3.05.  Payment of Principal and Interest; Defaulted Interest...........   8
     3.06.  Protection of Trust Estate......................................  10
     3.07.  Opinions as to Trust Estate.....................................  10
     3.08.  Performance of Obligations; Servicing Agreement.................  11
     3.09.  Negative Covenants..............................................  11
     3.10.  Annual Statement as to Compliance...............................  12
     3.11.  Recording of Assignments........................................  12
     3.12.  Representations and Warranties Concerning the Revolving Credit
            Loans...........................................................  12
     3.13.  Assignee of Record of the Mortgage Loans........................  12
     3.14.  Master Servicer as Agent and Bailee of the Class A Ownership
            Interest Holder.................................................  13
     3.15.  Investment Company Act..........................................  13
     3.16.  Issuer May Consolidate, etc.....................................  13
     3.17.  Successor or Transferee.........................................  15
     3.18.  No Other Business...............................................  15
     3.19.  No Borrowing....................................................  15
     3.20.  Guarantees, Loans, Advances and Other Liabilities...............  15
     3.21.  Capital Expenditures............................................  15
     3.22.  Owner Trustee Not Liable for Certificates or Related Documents..  16

     3.23.  Restricted Payments.............................................  16
     3.24.  Notice of Events of Default.....................................  16
     3.25.  Further Instruments and Acts....................................  16
     3.26.  Statements to Noteholders.......................................  16
     3.27.  Determination of Note Rate and Certificate Rate.................  16
     3.28.  Payments under the Credit Enhancement Instrument................  17

                                   ARTICLE IV

               The Notes; Satisfaction and Discharge of Indenture

     4.01.  The Notes; Increase of Maximum Variable Funding Balance;
            Variable Funding Notes..........................................  18
     4.02.  Registration of and Limitations on Transfer and Exchange of
            Notes; Appointment of Certificate Registrar.....................  19
     4.03.  Mutilated, Destroyed, Lost or Stolen Notes......................  21
     4.04.  Persons Deemed Owners...........................................  21
     4.05.  Cancellation....................................................  21
     4.06.  Book-Entry Notes................................................  22
     4.07.  Notices to Depository...........................................  23
     4.08.  Definitive Notes................................................  23
     4.09.  Tax Treatment...................................................  23
     4.10.  Satisfaction and Discharge of Indenture.........................  23
     4.11.  Application of Trust Money......................................  24
     4.12.  Subrogation and Cooperation.....................................  25
     4.13.  Repayment of Monies Held by Paying Agent........................  25
     4.14.  Temporary Notes.................................................  26
     5.01.  Events of Default...............................................  27
     5.02.  Acceleration of Maturity; Rescission and Annulment..............  27
     5.03.  Collection of Indebtedness and Suits for Enforcement by
            Indenture Trustee...............................................  28
     5.04.  Remedies; Priorities............................................  30
     5.05.  Optional Preservation of the Trust Estate.......................  31
     5.06.  Limitation of Suits.............................................  32
     5.07.  Unconditional Rights of Noteholders To Receive Principal and
            Interest........................................................  32
     5.08.  Restoration of Rights and Remedies..............................  32
     5.09.  Rights and Remedies Cumulative..................................  33
     5.10.  Delay or Omission Not a Waiver..................................  33
     5.11.  Control by Noteholders..........................................  33
     5.12.  Waiver of Past Defaults.........................................  34
     5.13.  Undertaking for Costs...........................................  34
     5.14.  Waiver of Stay or Extension Laws................................  34
     5.15.  Sale of Trust Estate............................................  34
     5.16.  Action on Notes.................................................  36

                                   ARTICLE VI

                             The Indenture Trustee

     6.01.  Duties of Indenture Trustee.....................................  38
     6.02.  Rights of Indenture Trustee.....................................  39
     6.03.  Individual Rights of Indenture Trustee..........................  39
     6.04.  Indenture Trustee's Disclaimer..................................  39
     6.05.  Notice of Event of Default......................................  40
     6.06.  Reports by Indenture Trustee to Holders.........................  40
     6.07.  Compensation and Indemnity......................................  40
     6.08.  Replacement of Indenture Trustee................................  40
     6.09.  Successor Indenture Trustee by Merger...........................  41
     6.10.  Appointment of Co-Indenture Trustee or Separate Indenture
            Trustee.........................................................  42
     6.11.  Eligibility; Disqualification...................................  43
     6.12.  Preferential Collection of Claims Against Issuer................  43
     6.13.  Representations and Warranties..................................  43
     6.14.  Directions to Indenture Trustee.................................  44
     6.15.  Indenture Trustee May Own Securities............................  44

                                  ARTICLE VII

                         Noteholders' Lists and Reports

     7.01.  Issuer To Furnish Indenture Trustee Names and Addresses of
            Noteholders.....................................................  45
     7.02.  Preservation of Information; Communications to Noteholders......  45
     7.03.  Reports by Issuer...............................................  45
     7.04.  Reports by Indenture Trustee....................................  46

                                  ARTICLE VIII

                      Accounts, Disbursements and Releases

     8.01.  Collection of Money.............................................  47
     8.02.  Trust Accounts..................................................  47
     8.03.  Officer's Certificate...........................................  47
     8.04.  Termination Upon Distribution to Noteholders....................  47
     8.05.  Release of Trust Estate.........................................  48
     8.06.  Surrender of Notes Upon Final Payment...........................  48

                                   ARTICLE IX

                            Supplemental Indentures

     9.01.  Supplemental Indentures Without Consent of Noteholders..........  49
     9.02.  Supplemental Indentures With Consent of Noteholders.............  50
     9.03.  Execution of Supplemental Indentures............................  51
     9.04.  Effect of Supplemental Indenture................................  52

     9.05.  Conformity with Trust Indenture Act.............................  52
     9.06.  Reference in Notes to Supplemental Indentures...................  52



                                   ARTICLE X

                                 Miscellaneous

     10.01. Compliance Certificates and Opinions, etc.......................  53
     10.02. Form of Documents Delivered to Indenture Trustee................  54
     10.03. Acts of Noteholders.............................................  55
     10.04. Notices, etc., to Indenture Trustee, Issuer,
            Credit Enhancer andv Rating Agencies............................  56
     10.05. Notices to Noteholders; Waiver..................................  56
     10.06. Alternate Payment and Notice Provisions.........................  57
     10.07. Conflict with Trust Indenture Act...............................  57
     10.08. Effect of Headings..............................................  57
     10.09. Successors and Assigns..........................................  57
     10.10. Separability....................................................  57
     10.11. Benefits of Indenture...........................................  57
     10.12. Legal Holidays..................................................  58
     10.13. GOVERNING LAW...................................................  58
     10.14. Counterparts....................................................  58
     10.15. Recording of Indenture..........................................  58
     10.16. Issuer Obligation...............................................  58
     10.17. No Petition.....................................................  58
     10.18. Inspection......................................................  59

Signatures and Seals........................................................  81
Acknowledgments.............................................................  82

EXHIBITS

Exhibit A-1  -  Form of Term Notes
Exhibit A-2  -  Form of Variable Funding Notes
Exhibit B    -  Form of 144A Investment Representation for Capped Funding Notes
Exhibit C    -  Form of Investor Representation Letter for Capped Funding Notes
Exhibit D    -  Form of Transferor Representation Letter for Capped Funding
                  Notes

Appendix A  Definitions

                           CROSS-REFERENCE TABLE/*/


TRUST INDENTURE
  ACT SECTION                                       INDENTURE SECTION

(S) 310(a)(1).....................................  3.02, 6.11
       (a)(2).....................................  6.11
       (a)(3).....................................  6.10(a) and (b)
       (a)(4).....................................  Not Applicable
       (a)(5).....................................  6.11
       (b)   .....................................  6.11
       (c)   .....................................  Not Applicable

(S) 311(a)   .....................................  6.12
       (b)   .....................................  6.12
       (c)   .....................................  Not Applicable

(S) 312(a)   .....................................  7.01, 7.02(a)
       (b)   .....................................  7.02(b)
       (c)   .....................................  7.02(c)

(S) 313(a)   .....................................  7.04
       (b)   .....................................  7.04
       (c)   .....................................  7.04
       (d)   .....................................  7.04

(S) 314(a)(1).....................................  7.03(a)(i)
       (a)(2).....................................  7.03(a)(ii)
       (a)(3).....................................  7.03(a)(iii)
       (a)(4).....................................  3.10
       (b)(1).....................................  3.07(a)
       (b)(2).....................................  3.07(b)
       (c)(1).....................................  10.01(a) and (b)
       (c)(2).....................................  10.01(a) and (b)
       (c)(3).....................................  Not Applicable
       (d)   .....................................  10.01(b)

- ----------
/*/  This Cross-Reference Table shall not, for any purpose, be deemed to be part of the Indenture.

TRUST INDENTURE
  ACT SECTION                                       INDENTURE SECTION

       (e)   .....................................  10.01(a)
       (f)   .....................................  Not Necessary

(S) 315(a)   .....................................  6.01(b)
       (b)   .....................................  6.05
       (c)   .....................................  6.01(a)
       (d)   .....................................  6.01(c)
       (d)(1).....................................  6.01(c)(i) and 6.01(b)
       (d)(2).....................................  6.01(c)(ii)
       (d)(3).....................................  6.01(c)(iii)
       (e)   .....................................  5.13

(S) 316(a)   .....................................  5.11 and 5.12
       (b)   .....................................  5.07
       (c)   .....................................  4.01(a)

(S) 317(a)(1).....................................  5.03(b)
       (a)(2).....................................  5.03(d)(i)
       (b)   .....................................  3.03

(S) 318(a)   .....................................  10.07

          This Indenture, dated as of May 1, 1996, between HOME EQUITY LOAN TRUST 1996-HS1, a Delaware business trust, as Issuer (the "Issuer"), and The Chase Manhattan Bank, N.A., a national banking association, as Indenture Trustee (the "Indenture Trustee"),

                                WITNESSETH THAT:

          Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Series 1996-HS1 Home Equity Loan-Backed Term Notes and Home Equity Loan-Backed Variable Funding Notes (together the "Notes").

                                GRANTING CLAUSE

          The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as trustee for the benefit of the Holders of the Notes, all of the Issuer's right, title and interest in and to whether now existing or hereafter created
(a) the Class A Ownership Interest in the 1996-HS1 LLC, a limited liability company (the "1996-HS1 LLC") created by the Depositor under Delaware law, (b) all funds on deposit from time to time in the Payment Account and in all proceeds thereof; (c) the Credit Enhancement Instrument and (d) all present and future claims, demands, causes and chooses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

          The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

          The foregoing Grant shall inure to the benefit of the Credit Enhancer in respect of draws made on the Credit Enhancement Instrument and amounts owing from time to time pursuant to the Insurance Agreement (regardless of whether such amounts relate to the Notes or the Certificates), and such Grant shall continue in full force and effect for the benefit of the Credit Enhancer until all such amounts owing to it have been repaid in full.

          The Indenture Trustee, as trustee on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein.

                                   ARTICLE I

                                  Definitions

          Section 1.01.  Definitions.  For all purposes of this Indenture,
                         -----------
except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Appendix A which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

          Section 1.02.  Incorporation by Reference of Trust Indenture Act.
                         -------------------------------------------------
Whenever this Indenture refers to a provision of the Trust Indenture Act (the "TIA"), the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "Commission" means the Securities and Exchange Commission.

          "indenture securities" means the Notes.

          "indenture security holder" means a Noteholder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Indenture Trustee.

          "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

          All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

     Section 1.03.  Rules of Construction.  Unless the context otherwise
                    ---------------------
requires:

                (i) a term has the meaning assigned to it;

               (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

              (iii) "or" is not exclusive;

               (iv) "including" means including without limitation;

                (v) words in the singular include the plural and words in the plural include the singular; and

               (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                  ARTICLE II

                          Original Issuance of Notes

     Section 2.01.   Form.  The Term Notes and the Variable Funding Notes, in
                     ----
each case together with the Indenture Trustee's certificate of authentication, shall be in substantially the forms set forth in Exhibits A-1 and A-2, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

     The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the Authorized Officers executing such Notes, as evidenced by their execution of such Notes.

     The terms of the Notes set forth in Exhibits A-1 and A-2 are part of the terms of this Indenture.

     Section 2.02.   Execution, Authentication and Delivery.  The Notes shall be
                     --------------------------------------
executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

     Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     The Indenture Trustee shall upon Issuer Request authenticate and deliver Term Notes for original issue in an aggregate initial principal amount of $162,077,000 and Variable Funding Notes for original issue in an aggregate initial principal amount of zero. The Security Balance of the Variable Funding Notes in the aggregate may not exceed the Maximum Variable Funding Note Balance.

     Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes and the Term Notes shall be issuable in the minimum initial Security Balances of $100,000 and in integral multiples of $1,000 in excess thereof.

     Each Variable Funding Note shall be initially issued with a Security Balance of $0 or, if applicable, with a Security Balance in the amount equal to the Additional Balance Differential for the Collection Period related to the Payment Date following the date of issuance of such Variable Funding Note pursuant to Section 4.01(c).

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                                  ARTICLE III

                                   Covenants

     Section 3.01.   Collection of Payments with respect to the Class A
                     --------------------------------------------------
Ownership Interest.  The Indenture Trustee shall establish and maintain with
- ------------------
itself a trust account (the "Payment Account") in which the Indenture Trustee shall, subject to the terms of this paragraph, deposit, on the same day as it is received from the Master Servicer, each remittance received by the Indenture Trustee with respect to the Class A Ownership Interest. The Indenture Trustee shall make all payments of principal of and interest on the Notes, subject to
Section 3.03 as provided in Section 3.05 herein from monies on deposit in the Payment Account.

     Section 3.02.   Maintenance of Office or Agency.  The Issuer will maintain
                     -------------------------------
in the City of New York, an office or agency where, subject to satisfaction of conditions set forth herein, Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

     Section 3.03.   Money for Payments To Be Held in Trust; Paying Agent.  (a)
                     ----------------------------------------------------
As provided in Section 3.01, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Payment Account pursuant to Section 3.01 shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Payment Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.03.

     The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

               (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

               (ii) give the Indenture Trustee and the Credit Enhancer written notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

               (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

               (iv) immediately resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

               (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

               (vi) deliver to the Indenture Trustee a copy of the report to Noteholders prepared with respect to each Payment Date by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement.

     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Request direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

     Section 3.04.   Existence.  The Issuer will keep in full effect its
                     ---------
existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Class A Ownership Interest and each other instrument or agreement included in the Trust Estate.

     Section 3.05.  Payment of Principal and Interest; Defaulted Interest.  (a)
                    -----------------------------------------------------
On each Payment Date from amounts on deposit in the Payment Account, the Paying Agent shall pay to the Noteholders, the Certificate Paying Agent, on behalf of the Certificateholders, and to other Persons the amounts to which they are entitled, as set forth in the statements delivered to the Indenture Trustee pursuant to Section 4.01 of the Servicing Agreement, as set forth below in the following order of priority:

                (i) (x) to the Noteholders the sum of (a) interest for the related Interest Period at the Note Rate on the Security Balances of Notes immediately prior to such Payment Date and (b) any previously accrued and unpaid interest for prior Payment Dates and (y) to the Certificate Paying Agent, the Certificate Preferred Return for such Payment Date;

               (ii) to the Noteholders and the Certificate Paying Agent, as the case may be, as principal on the Term Notes and Variable Funding Notes, and as a Certificate Distribution Amount to the Certificates, pro rata based on the Security Balances thereof, the Principal Collection Distribution Amount for such Payment Date;

              (iii) to the Noteholders and the Certificate Paying Agent, as the case may be, as principal to the Term Notes and Variable Funding Notes, and as a Certificate Distribution Amount to the Certificates, pro rata based on the Security Balances thereof, the Liquidation Loss Distribution Amounts for such Payment Date, except to the extent attributable to Liquidation Loss Amounts for all previous Collection Periods with respect to which payments were made on the Notes and the Certificates by means of a draw on the Credit Enhancement Instrument or otherwise;

               (iv) to the Credit Enhancer, in the amount of the premium for the Credit Enhancement Instrument (with interest thereon as provided in the Insurance Agreement);

                (v) to the Credit Enhancer, to reimburse it for prior draws made on the Credit Enhancement Instrument (with interest thereon as provided in the Insurance Agreement) (except for draws attributable to Excess Loss Amounts);

               (vi) to the Noteholders and the Certificate Paying Agent, as the case may be, as principal to the Term Notes and Variable Funding Notes, and as a Certificate Distribution Amount on the Certificates, pro rata based on the Security Balances thereof, up to the Special Capital Distribution Amount for such Payment Date;

              (vii) to the Credit Enhancer, any other amounts owed to the Credit Enhancer pursuant to the Insurance Agreement;

             (viii) [reserved];

               (ix) any remaining amount, to the Certificate Paying Agent, on behalf of the holders of the Designated Certificates.

provided, however, in the event that on a Payment Date a Credit Enhancer Default shall have occurred and be continuing then the priorities of distributions described above will be adjusted such that payments of the Certificate Distribution Amount and all other amounts to be paid to the Certificate Paying Agent will not be paid until the full amount of interest and principal in accordance with clauses (i) through (iii) and (vi) above that are due and required to be paid on the Notes on such Payment Date have been paid and provided, further, that on the Final Scheduled Payment Date or other final Payment Date, the amount to be paid pursuant to clause (ii) above shall be equal to the Security Balances of the Securities immediately prior to such Payment Date. For purposes of the foregoing, required payments of principal on the Notes on each Payment Date will include the pro rata portion allocable to the Notes of all Liquidation Loss Amounts for such Payment Date and for all previous Collection Periods until paid or covered in full, to the extent not otherwise covered by a Liquidation Loss Distribution Amount, a reduction of the Outstanding Reserve Amount or a draw on the Credit Enhancement Instrument (up to the outstanding Security Balance thereof).

     On each Payment Date, the Certificate Paying Agent shall deposit in the Certificate Distribution Account all amounts it received pursuant to this
Section 3.05 for the purpose of distributing such funds to the Certificateholders.

     The amounts paid to Noteholders shall be paid to the Term Notes and the Variable Funding Notes in accordance with the applicable percentage as set forth in paragraph (b) below. Interest will accrue on the Notes during an Interest Period on the basis of the actual number of days in such Interest Period and a year assumed to consist of 360 days.

     Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall, if such Holder holds Notes of an aggregate initial Security Balance of at least $10,000, be paid to each Holder of record on the preceding Record Date, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check to such Noteholder mailed to such Holder's address as it appears in the Note Register the amount required to be distributed to such Holder on such Payment Date pursuant to such Holder's Securities; provided, however, that the Indenture Trustee shall not pay to such Holders any amount required to be withheld from a payment to such Holder by the Code.

     (b) The principal of each Note shall be due and payable in full on the Final Scheduled Payment Date for such Note as provided in the related form of Note set forth in Exhibits A-1 and A-2. All principal payments on each of the Term Notes and the Variable Funding Notes shall be made to the Noteholders of such Class entitled thereto in accordance with the Percentage Interests represented by such Notes. Upon written notice to the Indenture Trustee by the Issuer, the Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Final Scheduled Payment Date or other final Payment Date. Such notice shall be mailed no later than five Business Days prior to such Final Scheduled Payment Date or other final Payment Date and shall specify that payment of the principal amount and any interest due with respect to such Note at the Final Scheduled Payment Date or other final Payment Date will be payable only upon presentation and surrender of such

Note and shall specify the place where such Note may be presented and surrendered for such final payment.

     Section 3.06.   Protection of Trust Estate.  (a)  The Issuer will from time
                     --------------------------
to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

               (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

               (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

               (iii) cause the 1996-HS1 LLC to enforce any of the Revolving Credit Loans; or

               (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

     (b) Except as otherwise provided in this Indenture, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.07 (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to
Section 3.07(a), if no Opinion of Counsel has yet been delivered pursuant to
Section 3.07(b)) unless the Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

     The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.06.

     Section 3.07.   Opinions as to Trust Estate.  (a)  On the Closing Date, the
                     ---------------------------
Issuer shall furnish to the Indenture Trustee and the Owner Trustee an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest in the Class A Ownership Interest and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

     (b) On or before December 31st in each calendar year, beginning in 1996, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest in the Class A Ownership Interest and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest in the Class A Ownership Interest until December 31 in the following calendar year.

     Section 3.08.   Performance of Obligations; Servicing Agreement.  (a)  The
                     -----------------------------------------------
Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

     (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

     (c) The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any of the documents relating to the Class A Ownership Interest or under any instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Revolving Credit Loans or any such instrument, except such actions as the Master Servicer is expressly permitted to take in the Servicing Agreement.

     (d) The Issuer may retain an administrator and may enter into contracts with other Persons for the performance of the Issuer's obligations hereunder, and performance of such obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

     Section 3.09.   Negative Covenants.  So long as any Notes are Outstanding,
                     ------------------
the Issuer shall not:

               (i) except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of the Trust Estate, unless directed to do so by the Indenture Trustee;

               (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

               (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (C) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

               (iv) waive or impair, or fail to assert rights under, the Class A Ownership Interest, or impair or cause to be impaired the Class A Ownership Interest in the 1996-HS1 LLC or the 1996-HS1 LLC's interest in the Revolving Credit Loans, the Revolving Credit Loan Purchase Agreement or in any Basic Document, if any such action would materially and adversely affect the interests of the Noteholders.

     Section 3.10.   Annual Statement as to Compliance.  The Issuer will deliver
                     ---------------------------------
to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year 1996), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

               (i) a review of the activities of the Issuer during such year and of its performance under this Indenture and the Trust Agreement has been made under such Authorized Officer's supervision; and

               (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture and the provisions of the Trust Agreement throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

     Section 3.11.   Recording of Assignments.  The Issuer shall enforce the
                     ------------------------
obligation of the Seller under the Revolving Credit Loan Purchase Agreement to submit or cause to be submitted for recording all Assignments of Mortgages within 60 days of receipt of recording information by the Master Servicer.

     Section 3.12.   Representations and Warranties Concerning the Revolving
                     -------------------------------------------------------
Credit Loans.  The Indenture Trustee, as pledgee of the Class A Ownership
- ------------
Interest, has the benefit of the representations and warranties made by the Seller in Section 3.1(a) and Section 3.1(b) of the Revolving Credit Loan Purchase Agreement concerning the Revolving Credit Loans and the right to enforce the remedies against the Seller provided in such Section 3.1(a) or
Section 3.1(b) to the same extent as though such representations and warranties were made directly to the Indenture Trustee.

     Section 3.13.   Assignee of Record of the Mortgage Loans.  The Issuer, as
                     ----------------------------------------
Managing Member of and on behalf of the 1996-HS1 LLC, hereby directs and authorizes the Indenture Trustee to hold record title to the Revolving Credit Loans by being named as payee in the endorsements of the Mortgage Notes and assignee in the Assignments of Mortgage to be recorded under Section 2.1 of the Revolving Credit Loan Purchase Agreement. Except as expressly provided in the Revolving Credit Loan Purchase Agreement or in the Servicing Agreement with respect to any specific Revolving Credit Loan, the Indenture Trustee shall not execute any endorsement or assignment or otherwise release or transfer such record title to any of the Revolving Credit Loans until such time as the remaining Trust Estate may be released pursuant to Section 8.05(b). The Indenture Trustee's holding of such record title shall in all respects be subject to its fiduciary obligations to the Noteholders hereunder.

     Section 3.14.   Master Servicer as Agent and Bailee of the Class A
                     --------------------------------------------------
Ownership Interest Holder.  Solely for purposes of perfection under Section 9-
- -------------------------
305 of the Uniform Commercial Code or other similar applicable law, rule or regulation of the state in which such property is held by the Master Servicer, the Indenture Trustee hereby acknowledges that the Master Servicer is acting as agent and bailee of the Class A Ownership Interest holder in holding amounts on deposit in the Custodial Account pursuant to Section 3.02 of the Servicing Agreement that are allocable to the Class A Ownership Interest, as well as its agent and bailee in holding any Related Documents released to the Master Servicer pursuant to Section 3.06(c) of the Servicing Agreement, and any other items constituting a part of the Trust Estate which from time to time come into the possession of the Master Servicer. It is intended that, by the Master Servicer's acceptance of such agency pursuant to Section 3.02 of the Servicing Agreement, the Indenture Trustee, as a pledgee of the Class A Ownership Interest, will be deemed to have possession of such Related Documents, such monies and such other items for purposes of Section 9-305 of the Uniform Commercial Code of the state in which such property is held by the Master Servicer.

     Section 3.15.   Investment Company Act.  The Issuer shall not become an
                     ----------------------
"investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this Section 3.15 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

     Section 3.16.   Issuer May Consolidate, etc.  (a)  The Issuer shall not
                     ----------------------------
consolidate or merge with or into any other Person, unless:

               (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and to the Certificate Paying Agent, on behalf of the Certificateholders and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

               (ii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

               (iii) the Issuer receives consent of the Credit Enhancer and the Rating Agencies shall have notified the Issuer that such transaction shall not cause the rating of the Notes or the Certificates to be reduced, suspended or withdrawn or to be considered by either Rating Agency to be below investment grade without taking into account the Credit Enhancement Instrument;

               (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Credit Enhancer) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

               (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

               (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this
     Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

     (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

               (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, than one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

               (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

               (iii) the Issuer receives consent of the Credit Enhancer and the Rating Agencies shall have notified the Issuer that such transaction shall not cause the rating of the Notes or the Certificates to be reduced, suspended or withdrawn, if determined, without regard to the Credit Enhancement Instrument;

               (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer or any Noteholder;

               (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

               (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this
     Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

     Section 3.17.   Successor or Transferee.  (a)  Upon any consolidation or
                     -----------------------
merger of the Issuer in accordance with Section 3.16(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

     (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.16(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee of such conveyance or transfer.

     Section 3.18.   No Other Business.  The Issuer shall not engage in any
                     -----------------
business other than financing, purchasing, owning and selling and managing the Class A Ownership Interest and the issuance of the Notes and Certificates in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

     Section 3.19.   No Borrowing.  The Issuer shall not issue, incur, assume,
                     ------------
guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

     Section 3.20.   Guarantees, Loans, Advances and Other Liabilities.  Except
                     -------------------------------------------------
as contemplated by this Indenture or the Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

     Section 3.21.   Capital Expenditures.  The Issuer shall not make any
                     --------------------
expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

     Section 3.22.  Owner Trustee Not Liable for Certificates or Related
                    ----------------------------------------------------
Documents.  The recitals contained herein shall be taken as the statements of
- ---------
the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Indenture, of any Basic Document or of the Certificates (other than the signatures of the Owner Trustee on the Certificates) or the Notes, or of any Related Documents. The Owner Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under the Trust Agreement or the Noteholders under this Indenture, including, the compliance by the Depositor or the Seller with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

     Section 3.23.   Restricted Payments.  The Issuer shall not, directly or
                     -------------------
indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions to the Owner Trustee and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under the Trust Agreement and (y) payments to the Master Servicer pursuant to the terms of the Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Custodial Account except in accordance with this Indenture and the Basic Documents.

     Section 3.24.   Notice of Events of Default.  The Issuer shall give the
                     ---------------------------
Indenture Trustee, the Credit Enhancer and the Rating Agencies prompt written notice of each Event of Default hereunder and under the Trust Agreement.

     Section 3.25.   Further Instruments and Acts.  Upon request of the
                     ----------------------------
Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

     Section 3.26.   Statements to Noteholders.  On each Payment Date, the
                     -------------------------
Indenture Trustee and the Certificate Registrar shall forward by mail to each Noteholder and Certificateholder, respectively, the Statement delivered to it, on the Business Day following the related Determination Date pursuant to Section
4.01 of the Servicing Agreement.

     Section 3.27.   Determination of Note Rate and Certificate Rate.  On the
                     -----------------------------------------------
second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest Period and (ii) the first day of each succeeding Interest Period, the Indenture Trustee shall determine LIBOR and the Note Rate for such Interest Period and shall inform the Issuer, the Master Servicer and the Depositor at their respective facsimile numbers given to the Indenture Trustee in writing thereof.

     Section 3.28.   Payments under the Credit Enhancement Instrument.  (a)  On
                     ------------------------------------------------
any Payment Date, the Indenture Trustee shall make a draw on the Credit Enhancement Instrument in an amount if any equal to the sum of (x) the amount by which accrued interest on the Class A Principal Balance, at the Guaranteed Rate on such Payment Date exceeds the amount on deposit in the Payment Account available for interest distributions on such Payment Date, (y) any Liquidation Loss Amount (other than any Excess Loss Amount) not currently covered by a Liquidation Loss Distribution Amount or a reduction in the Outstanding Reserve Amount and (z) and any Excess Loss Amount (the "Credit Enhancement Draw Amount"). For purposes of the foregoing, amounts in the Payment Account available for interest distributions on any Payment Date shall be deemed to include all amounts distributed on the Class A Ownership Interest for such Payment Date, other than the Principal Collection Distribution Amount and the Liquidation Loss Distribution Amount (if any) distributed thereon. On any Dissolution Payment Date, the Indenture Trustee shall make a draw on the Credit Enhancement Instrument in an amount, if any, equal to the Dissolution Draw. In addition, on the Final Scheduled Payment Date, the Indenture Trustee shall make a draw on the Credit Enhancement Instrument in the amount by which the Security Balances on the Securities exceeds the payments otherwise available to be made to the Holders thereof on the Final Scheduled Payment Date.

     (b) The Indenture Trustee shall submit, if a Credit Enhancement Draw Amount or Dissolution Draw is specified in any Statement to Holders prepared by the Master Servicer pursuant to Section 4.01 of the Servicing Agreement, the Notice of NonPayment and Demand for Payment of Insured Amounts (in the form attached as Exhibit A to the Credit Enhancement Instrument) in the amount of the Credit Enhancement Draw Amount or Dissolution Draw to the Credit Enhancer no later than 2:00 P.M., New York City time, on the second Business Day prior to the applicable Payment Date. Upon receipt of such Credit Enhancement Draw Amount or Dissolution Draw in accordance with the terms of the Credit Enhancement Instrument, the Indenture Trustee shall deposit such Credit Enhancement Draw Amount or Dissolution Draw in the Payment Account for distribution to Noteholders and to the Certificate Paying Agent on behalf of the Certificates pursuant to Section 3.05.

                                  ARTICLE IV

               The Notes; Satisfaction and Discharge of Indenture

     Section 4.01.   The Notes; Increase of Maximum Variable Funding Balance;
                     --------------------------------------------------------
Variable Funding Notes.  (a)  The Term Notes shall be registered in the name of
- ----------------------
a nominee designated by the Depository. Beneficial Owners will hold interests in the Term Notes through the book-entry facilities of the Depository in minimum initial Security Balances of $1,000 and integral multiples of $1,000 in excess thereof. The Capped Funding Notes will be issued as physical notes in fully registered form in minimum initial Security Balances of $10,000 and integral multiples of $1,000 in excess thereof, together with any additional amount necessary to cover (i) the aggregate initial Security Balance of the Capped Funding Notes surrendered at the time of the initial denominational exchange thereof (with such initial Security Balance in each case being deemed to be the Security Balance of the Capped Funding Notes at the time of such initial denominational exchange thereof) or (ii) the aggregate initial Security Balance of any Capped Funding Notes issued in an exchange described in subsection (d) below.

     The Indenture Trustee may for all purposes (including the making of payments due on the Notes) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Term Notes for the purposes of exercising the rights of Holders of Term Notes hereunder. Except as provided in the next succeeding paragraph of this Section 4.01, the rights of Beneficial Owners with respect to the Term Notes shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except as provided in Section 4.08, Beneficial Owners shall not be entitled to definitive certificates for the Term Notes as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Holder of the Term Notes shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Noteholders and give notice to the Depository of such record date. Without the consent of the Issuer and the Indenture Trustee, no Term Note may be transferred by the Depository except to a successor Depository that agrees to hold such Note for the account of the Beneficial Owners.

     In the event the Depository Trust Company resigns or is removed as Depository, the Indenture Trustee with the approval of the Issuer may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Beneficial Owner shall be entitled to certificates representing the Notes it beneficially owns in the manner prescribed in Section 4.08.

     The Notes shall, on original issue, be executed on behalf of the Issuer by the Owner Trustee, not in its individual capacity but solely as Owner Trustee, authenticated by the Note Registrar and delivered by the Indenture Trustee to or upon the order of the Issuer.

     (b) On each Payment Date, the aggregate Security Balance of the Variable Funding Notes shall be increased by an amount equal to 92.00% of the Additional Balance Differential for such Payment Date, subject to the Maximum Variable Funding Note Balance and the terms and conditions set forth below.

     (c) The Variable Funding Note issued on the Closing Date shall bear the Designation "VFN-1" and each new Variable Funding Note will bear sequential numerical designations in the order of their issuance.

     (d) In addition to the foregoing, if at any time a Variable Funding Note has a Security Balance of at least $10,000, such Variable Funding Note may be exchanged pursuant to Section 4.02 for (i) one or more Capped Funding Notes in minimum denominations as set forth in subsection (a) above, which shall bear the designation "Capped" in addition to any other applicable designation, and (ii) a new Variable Funding Note having an initial Security Balance equal to the excess of the outstanding Security Balance of the Variable Funding Note so surrendered over the initial Security Balances of the Capped Funding Notes referred to in clause (i) above.

     Section 4.02.   Registration of and Limitations on Transfer and Exchange of
                     -----------------------------------------------------------
Notes; Appointment of Certificate Registrar.  The Issuer shall cause to be kept
- -------------------------------------------
at the Indenture Trustee's Corporate Trust Office a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided.

     Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Note at the Corporate Trust Office, the Issuer shall execute and the Note Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in authorized initial Security Balances evidencing the same aggregate Percentage Interests.

     No Variable Funding Note, other than any Capped Funding Notes, may be transferred. Subject to the provisions set forth below, Capped Funding Notes may be transferred, provided that with respect to the initial transfer thereof by the Seller prior written notification of such transfer shall have been given to the Rating Agencies and to the Credit Enhancer by the Seller.

     No transfer, sale, pledge or other disposition of a Capped Funding Note shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event of any such transfer, the Indenture Trustee or the Issuer shall require the transferee to execute either (i)(a) an investment letter in substantially the form attached hereto as Exhibit B (or in such form and substance reasonably satisfactory to the Indenture Trustee and the Issuer) which investment letters shall not be an expense of the Trust, the Owner Trustee, the Indenture Trustee, the Master Servicer, the Depositor or the Issuer and which investment letter states that, among other things, such transferee (a) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (b) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A or (ii)(a) a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Indenture Trustee and the Issuer that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of

Counsel shall not be an expense of the Indenture Trustee or the Issuer and (b) the Indenture Trustee shall require the transferee executes an investment letter in substantially the form of Exhibit C hereto and the transferor executes a representation letter, substantially in the form of Exhibit D hereto acceptable to and in form and substance reasonably satisfactory to the Issuer and the Indenture Trustee certifying to the Issuer and the Indenture Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Indenture Trustee or the Issuer. The Holder of a Capped Funding Note desiring to effect such transfer shall, and does hereby agree to, indemnify the Indenture Trustee the Credit Enhancer and the Issuer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Notwithstanding the foregoing, the restriction of transfer specified in this paragraph is not applicable to any Capped Funding Notes that have been registered under the Securities Act of 1933 pursuant to
Section 2.4 of the Revolving Credit Loan Purchase Agreement.

     Subject to the foregoing, at the option of the Noteholders, Notes may be exchanged for other Notes of like tenor, in each case in authorized initial Security Balances evidencing the same aggregate Percentage Interests upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Note Registrar. With respect to any surrender of Capped Funding Notes for exchange the new Notes delivered in exchange therefor will bear the designation "Capped" in addition to any other applicable designations. Whenever any Notes are so surrendered for exchange, the Indenture Trustee shall execute and the Note Registrar shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive. Each Note presented or surrendered for registration of transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Note Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located or having a correspondent located in the city of New York. Notes delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Notes surrendered.

     No service charge shall be made for any registration of transfer or exchange of Notes, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

     All Notes surrendered for registration of transfer and exchange shall be cancelled by the Note Registrar and delivered to the Indenture Trustee for subsequent destruction without liability on the part of either.

     The Issuer hereby appoints the Indenture Trustee as Certificate Registrar to keep at its Corporate Trust Office a Certificate Register pursuant to Section
3.09 of the Trust Agreement in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges thereof pursuant to Section 3.05 of the Trust Agreement. The Indenture Trustee hereby accepts such appointment.

     Section 4.03.   Mutilated, Destroyed, Lost or Stolen Notes.  If (i) any
                     ------------------------------------------
mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original
Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

     Upon the issuance of any replacement Note under this Section 4.03, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

     Every replacement Note issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     Section 4.04.   Persons Deemed Owners.  Prior to due presentment for
                     ---------------------
registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

     Section 4.05.   Cancellation.  All Notes surrendered for payment,
                     ------------
registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 4.05, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Request that they be destroyed or returned to it; provided however, that such Issuer Request is timely and the Notes have not been previously disposed of by the Indenture Trustee.

     Section 4.06.   Book-Entry Notes.  The Term Notes, upon original issuance,
                     ----------------
will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Depository, by, or on behalf of, the Issuer. Such Term Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Depository, and no Beneficial Owner will receive a Definitive Note representing such Beneficial Owner's interest in such Note, except as provided in Section
4.08. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

                (i) the provisions of this Section 4.06 shall be in full force and effect;

               (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Term Notes, and shall have no obligation to the Owners of Term Notes;

              (iii) to the extent that the provisions of this Section 4.06 conflict with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

               (iv) the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Owners of Term Notes and the Depository and/or the Depository Participants. Unless and until Definitive Term Notes are issued pursuant to Section 4.08, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

                (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Term Notes evidencing a specified percentage of the Security Balances of the Term Notes, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Beneficial Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Term Notes and has delivered such instructions to the Indenture Trustee.

     Section 4.07.   Notices to Depository.  Whenever a notice or other
                     ---------------------
communication to the Term Note Holders is required under this Indenture, unless and until Definitive Term Notes shall have been issued to Beneficial Owners pursuant to Section 4.08, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Term Notes to the Depository, and shall have no obligation to the Beneficial Owners.

     Section 4.08.   Definitive Notes.  If (i) the Indenture Trustee determines
                     ----------------
that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Term Notes and the Indenture Trustee is unable to locate a qualified successor, (ii) the Indenture Trustee elects to terminate the book-entry system through the Depository or (iii) after the occurrence of an Event of Default, Owners of Term Notes representing beneficial interests aggregating at least a majority of the Security Balances of the Term Notes advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Beneficial Owners, then the Depository shall notify all Beneficial Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Term Notes to Beneficial Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Term Notes representing the Book-Entry Notes by the Depository, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Term Notes in accordance with the instructions of the Depository. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

     Section 4.09.   Tax Treatment.  The Issuer has entered into this Indenture,
                     -------------
and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of its Note (and each Beneficial Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     Section 4.10.   Satisfaction and Discharge of Indenture.   This Indenture
                     ---------------------------------------
shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.06, 3.09, 3.16, 3.18 and 3.19, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section
6.07 and the obligations of the Indenture Trustee under Section 4.11) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

          (A)   either

          (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

          (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation

               a.  have become due and payable,

               b. will become due and payable at the Final Scheduled Payment Date within one year, or

               c.  have been declared immediately due and payable pursuant to
Section 5.02.

     and the Issuer, in the case of a. or b. above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes and Certificates then outstanding not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Scheduled Payment Date;

          (B) the Issuer has paid or caused to be paid all other sums payable hereunder and under the Insurance Agreement by the Issuer; and

          (C) the Issuer has delivered to the Indenture Trustee and the Credit Enhancer an Officer's Certificate, an Opinion of Counsel and each meeting the applicable requirements of Section 10.01 each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with Section 4.10(A)(2)b. above, such opinion shall further be to the effect that such deposit will not have any material adverse tax consequences to the Issuer, any Noteholders or any Certificateholders.

     Section 4.11.   Application of Trust Money.  All monies deposited with the
                     --------------------------
Indenture Trustee pursuant to Section 4.10 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent or Certificate Paying Agent, as the Indenture Trustee may determine, to the Holders of Securities, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or required by law.

     Section 4.12.   Subrogation and Cooperation.  (a)  The Issuer and the
                     ---------------------------
Indenture Trustee acknowledge that (i) to the extent the Credit Enhancer makes payments under the Credit Enhancement Instrument on account of principal of or interest on the Class A Ownership Interest, the Credit Enhancer will be fully subrogated to the rights of the holder of the Class A Ownership Interest to receive such principal and interest from the 1996-HS1 LLC, and (ii) the Credit Enhancer shall be paid such principal and interest but only from the sources and in the manner provided herein, in the Operating Agreement and in the Insurance Agreement for the payment of such principal and interest.

     The Indenture Trustee shall cooperate in all respects with any reasonable request by the Credit Enhancer for action to preserve or enforce the Credit Enhancer's rights or interest under this Indenture or the Insurance Agreement, consistent with this Indenture and without limiting the rights of the Noteholders as otherwise set forth in the Indenture, including, without limitation, upon the occurrence and continuance of a default under the Insurance Agreement, a request to take any one or more of the following actions:

                (i) institute Proceedings for the collection of all amounts then payable on the Notes, or under this Indenture in respect to the Notes and all amounts payable under the Insurance Agreement and to enforce any judgment obtained and collect from the Issuer monies adjudged due;

               (ii) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales (as defined in Section 5.15 hereof) called and conducted in any manner permitted by law;

              (iii) file or record all assignments that have not previously been recorded;

               (iv) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture; and

                (v) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Credit Enhancer hereunder.

          Following the payment in full of the Notes, the Credit Enhancer shall continue to have all rights and privileges provided to it under this Section and in all other provisions of this Indenture, until all amounts owing to the Credit Enhancer have been paid in full.

     Section 4.13.   Repayment of Monies Held by Paying Agent.  In connection
                     ----------------------------------------
with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Person other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to
Section 3.05 and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

     Section 4.14.  Temporary Notes.  Pending the preparation of any Definitive
                    ---------------
Notes, the Issuer may execute and upon its written direction, the Indenture Trustee may authenticate and make available for delivery, temporary Notes that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

     If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of the Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Indenture Trustee, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and make available for delivery, in exchange therefor, Definitive Notes of authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, such temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                                   ARTICLE V

                             Default and Remedies
                             --------------------

     Section 5.01.   Events of Default.  The Issuer shall deliver to the
                     -----------------
Indenture Trustee and the Credit Enhancer, within five days after learning of the occurrence any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii) of the definition of "Event of Default" written notice in the form of an Officer's Certificate of its status and what action the Issuer is taking or proposes to take with respect thereto.

     Section 5.02.   Acceleration of Maturity; Rescission and Annulment.  If an
                     ---------------------------------------------------
Event of Default should occur and be continuing or if the Master Servicer shall purchase all of the Revolving Credit Loans pursuant to Section 8.08 of the Servicing Agreement, then and in every such case the Indenture Trustee or the Holders of Notes representing not less than a majority of the Security Balances of all Notes with the written consent of the Credit Enhancer, or the Credit Enhancer may declare the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such class of Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

     At any time after such declaration of acceleration of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Holders of Notes representing a majority of the Security Balances of all Notes, by written notice to the Issuer and the Indenture Trustee with the written consent of the Credit Enhancer, or the Credit Enhancer, may in writing waive the related Event of Default and rescind and annul such declaration and its consequences if:

               (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

               (A) all payments of principal of and interest on the Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred; and

               (B) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

               (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

     No such rescission shall affect any subsequent default or impair any right consequent thereto.

     Section 5.03.  Collection of Indebtedness and Suits for Enforcement by
                    -------------------------------------------------------
Indenture Trustee.
- -----------------

     (a) The Issuer covenants that if default in the payment of (i) any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer shall, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of Notes, the whole amount then due and payable on the Notes for principal and interest, with interest upon the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

     (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to the provisions of Section 10.17 hereof may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon the Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Notes, wherever situated, the monies adjudged or decreed to be payable.

     (c) If an Event of Default occurs and is continuing, the Indenture Trustee subject to the provisions of Section 10.17 hereof may, as more particularly provided in Section 5.04, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

     (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

               (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith) and of the Noteholders allowed in such Proceedings;

               (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

              (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

               (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence, willful misconduct or bad faith.

     (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

     (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Term Notes or the Variable Funding Notes, as applicable.

     (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

     Section 5.04.  Remedies; Priorities.  (a)  If an Event of Default shall
                    --------------------
have occurred and be continuing, the Indenture Trustee subject to the provisions of Section 10.17 hereof may with the written consent of the Credit Enhancer or shall at the written direction of the Credit Enhancer do one or more of the following (subject to Section 5.05):

               (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, and all amounts payable under the Insurance Agreement, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

              (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

             (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes;

              (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; and

               (v) liquidate the assets of the 1996-HS1 LLC as Manager thereof and cause the same to be distributed as provided in Section 14.3 of the Operating Agreement.

provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless (A) the Indenture Trustee obtains the consent of the Holders of 100% of the aggregate Security Balances of the Notes and the Credit Enhancer, which consent will not be unreasonably withheld, (B) the proceeds of such sale or liquidation distributable to Holders are sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest and to reimburse the Credit Enhancer for any amounts drawn under the Credit Enhancement Instrument and any other amounts due the Credit Enhancer under the Insurance Agreement or
(C) the Indenture Trustee determines that the Class A Ownership Interest will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Credit Enhancer, which consent will not be unreasonably withheld, and of the Holders of 66 2/3% of the aggregate Security Balances of the Notes. In determining such sufficiency or insufficiency with respect to clause (B) and
(C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose. Notwithstanding the foregoing, so long as an Event of Servicer Termination has not occurred, any Sale of the Trust Estate shall be made subject to the continued servicing of the Revolving Credit Loans by the Master Servicer as provided in the Servicing Agreement.

     (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

          FIRST:   to the Indenture Trustee for amounts due under Section 6.07;

          SECOND: to each Class of Noteholders for amounts due and unpaid on the related Class Notes for interest and to each Noteholder of such Class in each case, ratably, without preference or priority of any kind, according to the amounts due and payable on such Class of Notes for interest from amounts available in the Trust Estate for such Noteholders;

          THIRD: to Holders of each Class of Notes for amounts due and unpaid on the related Class of Notes for principal, from amounts available in the Trust Estate for such Noteholders, and to each Noteholder of such Class in each case ratably, without preference or priority of any kind, according to the amounts due and payable on such Class of Notes for principal, until the Security Balances of each Class of Notes is reduced to zero;

          FOURTH: to the Certificate Paying Agent for amounts required to be distributed to the Certificateholders in respect of interest and principal pursuant to the Trust Agreement;

          FIFTH: to the payment of all amounts due and owing to the Credit Enhancer under the Insurance Agreement;

          SIXTH: to the Certificate Paying Agent for amounts due under Article VIII of the Trust Agreement; and

          SEVENTH: to the payment of the remainder, if any, to the Issuer or any other person legally entitled thereto.

     The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.04. At least 15 days before such record date, the Indenture Trustee shall mail to each Noteholder a notice that states the record date, the payment date and the amount to be paid.

     Section 5.05.   Optional Preservation of the Trust Estate.   If the Notes
                     -----------------------------------------
have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, (but shall at the written direction of the Credit Enhancer) elect to take and maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and other obligations of the Issuer including payment to the Credit Enhancer, and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the Trust Estate. In determining whether to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

     Section 5.06.   Limitation of Suits.  No Holder of any Note shall have any
                     -------------------
right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless and subject to the provisions of Section 10.17 hereof:

               (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

              (ii) the Holders of not less than 25% of the Security Balances of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

             (iii) such Holder or Holders have offered to the Indenture
     Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

              (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

               (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Security Balances of the Notes or by the Credit Enhancer.

It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

     In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Security Balances of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

     Section 5.07.   Unconditional Rights of Noteholders To Receive Principal
                     --------------------------------------------------------
and Interest.  Notwithstanding any other provisions in this Indenture, the
- ------------
Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     Section 5.08.   Restoration of Rights and Remedies.  If the Indenture
                     ----------------------------------
Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

     Section 5.09.   Rights and Remedies Cumulative.  No right or remedy herein
                     ------------------------------
conferred upon or reserved to the Indenture Trustee, the Credit Enhancer or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 5.10.   Delay or Omission Not a Waiver.  No delay or omission of
                     ------------------------------
the Indenture Trustee, the Credit Enhancer or any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

     Section 5.11.   Control by Noteholders.  The Holders of a majority of the
                     ----------------------
Security Balances of Notes with the consent of the Credit Enhancer, or the Credit Enhancer (so long as no Credit Enhancer Default exists) shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

               (i) such direction shall not be in conflict with any rule of law or with this Indenture;

               (ii) subject to the express terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by Holders of Notes representing not less than 100% of the Security Balances of Notes with the consent of the Credit Enhancer, or the Credit Enhancer (so long as no Credit Enhancer Default exists);

               (iii) if the conditions set forth in Section 5.05 have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Security Balances of Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

               (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section, subject to
Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

     Section 5.12.   Waiver of Past Defaults.   Prior to the declaration of the
                     ------------------------
acceleration of the maturity of the Notes as provided in Section 5.02, the Holders of Notes of not less than a majority of the Security Balances of the Notes with the consent of the Credit Enhancer, or the Credit Enhancer (so long as no Credit Enhancer Default exists) may waive any past Event of Default and its consequences except an Event of Default (a) with respect to payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

     Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

     Section 5.13.   Undertaking for Costs.   All parties to this Indenture
                     ----------------------
agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Security Balances of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

     Section 5.14.   Waiver of Stay or Extension Laws.  The Issuer covenants (to
                     --------------------------------
the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 5.15.   Sale of Trust Estate.  (a)  The power to effect any sale or
                     --------------------
other disposition (a "Sale") of any portion of the Trust Estate pursuant to
Section 5.04 is expressly subject to the provisions of Section 5.05 and this
Section 5.15. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture and under the Insurance Agreement shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

     (b) The Indenture Trustee shall not in any private Sale sell the Trust Estate, or any portion thereof, unless:

          (1) the Holders of all Notes and the Credit Enhancer consent to or direct the Indenture Trustee to make, such Sale, or

          (2) the proceeds of such Sale would be not less than the entire amount which would be payable to the Noteholders under the Notes, the Certificateholders under the Certificates and the Credit Enhancer in respect of amounts drawn under the Credit Enhancement Instrument and any other amounts due the Credit Enhancer under the Insurance Agreement, in full payment thereof in accordance with Section 5.02, on the Payment Date next succeeding the date of such Sale, or

          (3) The Indenture Trustee determines, in its sole discretion, that the conditions for retention of the Trust Estate set forth in Section 5.05 cannot be satisfied (in making any such determination, the Indenture Trustee may rely upon an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05), and the Credit Enhancer consents to such Sale, which consent will not be unreasonably withheld and the Holders representing at least 66-2/3% of the Security Balances of the Notes consent to such Sale.

The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

     (c) Unless the Holders and the Credit Enhancer have otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (2) of subsection (b) of this Section 5.15 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, the Indenture Trustee shall bid an amount at least $1.00 more than the highest other bid.

     (d)  In connection with a Sale of all or any portion of the Trust Estate:

          (1) any Holder or Holders of Notes may bid for and with the consent of the Credit Enhancer purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

          (2) the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any Sale thereof, and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust Estate in a private sale, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be distributable to the Holders of the Notes and Holders of Certificates and amounts owing to the Credit Enhancer as a result of such Sale in accordance with Section 5.04(b) on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

          (3) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

          (4) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

          (5) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

     Section 5.16.   Action on Notes.  The Indenture Trustee's right to seek and
                     ---------------
recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b).

     Section 5.17.   Performance and Enforcement of Certain Obligations.   (a)
                     ---------------------------------------------------
Promptly following a written request from the Credit Enhancer or the Indenture Trustee with the written consent of the Credit Enhancer to do so, the Issuer in its capacity as holder of the Class A Ownership Interest and as Managing Member, shall with the written consent of the Credit Enhancer take all such lawful action as the Indenture Trustee may request to cause the 1996-HS1 LLC to compel or secure the performance and observance by the Seller and the Master Servicer, as applicable, of each of their obligations to the 1996-HS1 LLC or to the Issuer under or in connection with the Revolving Credit Loan Purchase Agreement and the Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the 1996-HS1 LLC or to the Issuer under or in connection with the Revolving Credit Loan Purchase Agreement and the Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, as pledgee of the Class A Ownership Interest, including the transmission of notices of default on the part of the Seller or the Master Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Master Servicer of each of their obligations under the Revolving Credit Loan Purchase Agreement and the Servicing Agreement.

     (b) If an Event of Default has occurred and is continuing, the Indenture Trustee, as pledgee of the Class A Ownership Interest, subject to the rights of the Credit Enhancer under the Servicing Agreement may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of 66-2/3% of the Security Balances of the Notes shall, exercise all rights, remedies, powers, privileges and claims of the 1996-HS1 LLC or the Issuer against the Seller or the Master Servicer under or in connection with the Revolving Credit Loan Purchase Agreement and the Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Master Servicer, as the case may be, of each of their obligations to the 1996-HS1 LLC or the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Revolving Credit Loan Purchase Agreement and the Servicing Agreement, as the case may be, and any right of the 1996-HS1 LLC or the Issuer to take such action shall not be suspended. In connection therewith, as determined by the Indenture Trustee, the Issuer shall take all actions necessary to effect the transfer of the Class A Ownership Interest to the Indenture Trustee and to cause the Indenture Trustee (in its capacity as such) to be named as the Managing Member, or if so provided in the Operating Agreement, to cause the Indenture Trustee (in its capacity as such) to be designated as the Non-member Manager.

                                  ARTICLE VI

                             The Indenture Trustee
                             ---------------------

     Section 6.01.   Duties of Indenture Trustee.  (a)  If an Event of Default
                     ---------------------------
has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b)  Except during the continuance of an Event of Default:

               (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

               (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (i) this paragraph does not limit the effect of paragraph (b) of this Section 6.01;

               (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

               (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it (A) pursuant to Section 5.11 or (B) from the Credit Enhancer, which it is entitled to give under any of the Basic Documents.

     (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

     (e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

     (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

     Section 6.02.   Rights of Indenture Trustee.  (a)  The Indenture Trustee
                     ---------------------------
may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

     (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

     (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

     (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

     Section 6.03.   Individual Rights of Indenture Trustee.  The Indenture
                     --------------------------------------
Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

     Section 6.04.   Indenture Trustee's Disclaimer.  The Indenture Trustee
                     ------------------------------
shall not be (i) responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, (ii) accountable for the Issuer's use of the proceeds from the Notes or (iii) responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

     Section 6.05.   Notice of Event of Default.  If an Event of Default occurs
                     --------------------------
and is continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall give notice thereof to the Credit Enhancer. The Indenture Trustee shall mail to each Noteholder notice of the Event of Default within 90 days after it occurs. Except in the case of an Event of Default in payment of principal of or interest on any Note, the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

     Section 6.06.   Reports by Indenture Trustee to Holders.   The Indenture
                     ---------------------------------------
Trustee shall deliver to each Noteholder such information as may be required to enable such holder to prepare its federal and state income tax returns. In addition, upon the Issuer's written request, the Indenture Trustee shall promptly furnish information reasonably requested by the Issuer that is reasonably available to the Indenture Trustee to enable the Issuer to perform its federal and state income tax reporting obligations.

     Section 6.07.   Compensation and Indemnity.  The Issuer shall pay to the
                     --------------------------
Indenture Trustee on each Payment Date reasonable compensation for its services. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall pay the fees and expenses of such counsel. The Issuer is not obligated to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

     The Issuer's payment obligations to the Indenture Trustee pursuant to this
Section 6.07 shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in
Section 5.01(iv) or (v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

     Section 6.08.   Replacement of Indenture Trustee.  No resignation or
                     --------------------------------
removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuer and the Credit Enhancer. The Holders of a majority of Security Balances of the Notes or the Credit Enhancer may remove the Indenture Trustee by so notifying the Indenture Trustee and the Credit Enhancer and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

               (i)   the Indenture Trustee fails to comply with Section 6.11;

               (ii)  the Indenture Trustee is adjudged a bankrupt or insolvent;

               (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

               (iv) the Indenture Trustee otherwise becomes incapable of acting.

     If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee with the consent of the Credit Enhancer which consent will not be unreasonably withheld. In addition, the Indenture Trustee will resign to avoid being directly or indirectly controlled by the Issuer.

     A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

     If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority of Security Balances of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

     If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

     Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's shall continue for the benefit of the retiring Indenture Trustee.

     Section 6.09.   Successor Indenture Trustee by Merger.  If the Indenture
                     -------------------------------------
Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Rating Agencies written notice of any such transaction after the Closing Date.

     In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee[; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have].

     Section 6.10.   Appointment of Co-Indenture Trustee or Separate Indenture
                     ---------------------------------------------------------
Trustee.  (a)  Notwithstanding any other provisions of this Indenture, at any
- -------
time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Owner Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof.

     (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

               (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

               (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

     (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 6.11.   Eligibility; Disqualification.  The Indenture Trustee shall
                     -----------------------------
at all times satisfy the requirements of TIA (S) 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term debt rating of A or better by Moody's. The Indenture Trustee shall comply with TIA (S) 310(b), including the optional provision permitted by the second sentence of TIA (S) 310(b)(9); provided, however, that there shall be excluded from the operation of TIA (S) 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA (S) 310(b)(1) are met.

     Section 6.12.   Preferential Collection of Claims Against Issuer.  The
                     ------------------------------------------------
Indenture Trustee shall comply with TIA (S) 311(a), excluding any creditor relationship listed in TIA (S) 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA (S) 311(a) to the extent indicated.

     Section 6.13.   Representations and Warranties.  The Indenture Trustee
                     ------------------------------
hereby represents that:

               (i) The Indenture Trustee is duly organized and validly existing as a national banking association in good standing under the laws of the United States with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

               (ii) The Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action.

               (iii) The consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or bylaws of the Indenture Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound.

               (iv) To the Indenture Trustee's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties: (A) asserting the invalidity of this Indenture (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

               (v) The Indenture Trustee does not have notice of any adverse claim (as such terms are used in Delaware UCC Section 8-302) with respect to the Class A Ownership Interest.

     Section 6.14.   Directions to Indenture Trustee.  The Indenture Trustee is
                     -------------------------------
hereby directed:

     (a) to accept the pledge of the Class A Ownership Interest and hold the assets of the Trust in trust for the Noteholders and the Credit Enhancer;

     (b) to authenticate and deliver the Notes substantially in the form prescribed by Exhibit A in accordance with the terms of this Indenture; and

     (c) to take all other actions as shall be required to be taken by the terms of this Indenture.

     Section 6.15.   Indenture Trustee May Own Securities.  The Indenture
                     ------------------------------------
Trustee, in its individual or any other capacity may become the owner or pledgee of Securities with the same rights it would have if it were not Indenture Trustee.

                                  ARTICLE VII

                        Noteholders' Lists and Reports
                        ------------------------------

     Section 7.01.   Issuer To Furnish Indenture Trustee Names and Addresses of
                     ----------------------------------------------------------
Noteholders.  The Issuer will furnish or cause to be furnished to the Indenture
- -----------
Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date and, (b) at such other times as the Indenture Trustee and the Credit Enhancer may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

     Section 7.02.   Preservation of Information; Communications to Noteholders.
                     ----------------------------------------------------------
(a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

     (b) Noteholders may communicate pursuant to TIA (S) 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

     (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA (S) 312(c).

     Section 7.03.   Reports by Issuer.  (a)  The Issuer shall:
                     -----------------

               (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

               (ii) file with the Indenture Trustee, and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

               (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA (S) 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

     (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

     Section 7.04.   Reports by Indenture Trustee.  If required by TIA (S)
                     ----------------------------
313(a), within 60 days after each January 1 beginning with January 1, 1997, the Indenture Trustee shall mail to each Noteholder as required by TIA (S) 313(c) and to the Credit Enhancer a brief report dated as of such date that complies with TIA (S) 313(a). The Indenture Trustee also shall comply with TIA (S) 313(b).

     A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Term Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Term Notes are listed on any stock exchange.

                                 ARTICLE VIII

                     Accounts, Disbursements and Releases
                     ------------------------------------

     Section 8.01.   Collection of Money.  Except as otherwise expressly
                     -------------------
provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in
Article V.

     Section 8.02.   Trust Accounts.  (a)  On or prior to the Closing Date, the
                     --------------
Issuer shall cause the Indenture Trustee to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders and the Certificate Paying Agent, on behalf of the Certificateholders and the Credit Enhancer, the Payment Account as provided in Section 3.01 of this Indenture.

     (b) All monies deposited from time to time in the Payment Account pursuant to the Servicing Agreement and all deposits therein pursuant to this Indenture are for the benefit of the Noteholders and the Certificate Paying Agent, on behalf of the Certificateholders and all investments made with such monies including all income or other gain from such investments are for the benefit of the Master Servicer as provided by the Servicing Agreement.

     On each Payment Date, the Indenture Trustee shall distribute all amounts on deposit in the Payment Account to Noteholders in respect of the Notes and in its capacity as Certificate Paying Agent to Certificateholders in the order of priority set forth in Section 3.05 (except as otherwise provided in Section 5.04(b).

     The Master Servicer shall direct the Indenture Trustee in writing to invest any funds in the Payment Account in Permitted Investments maturing no later than the Business Day preceding each Payment Date and shall not be sold or disposed of prior to the maturity.

     Section 8.03.   Officer's Certificate.  The Indenture Trustee shall receive
                     ---------------------
at least seven days notice when requested by the Issuer to take any action pursuant to Section 8.05(a), accompanied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an Officer's Certificate, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with.

     Section 8.04.   Termination Upon Distribution to Noteholders.  This
                     --------------------------------------------
Indenture and the respective obligations and responsibilities of the Issuer and the Indenture Trustee created hereby shall terminate upon the distribution to Noteholders, Certificate Paying Agent, on behalf of the Certificateholders and the Indenture Trustee of all amounts required to be distributed pursuant to Article III; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

     Section 8.05.   Release of Trust Estate.  (a)  Subject to the payment of
                     -----------------------
its fees and expenses, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in Article VIII hereunder shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

     (b) The Indenture Trustee shall, at such time as (i) there are no Notes Outstanding, (ii) all sums due the Indenture Trustee pursuant to this Indenture have been paid, and (iii) all sums due the Credit Enhancer have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture.

     (c) The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.05 only upon receipt of a request from the Issuer accompanied by an Officers' Certificate and a letter from the Credit Enhancer, stating that the Credit Enhancer has no objection to such request from the Issuer.

     (d) The Indenture Trustee shall, at the request of the Issuer or the Depositor, surrender the Credit Enhancement Instrument to the Credit Enhancer for cancellation, upon final payment of the Class A Ownership Interest.

     Section 8.06.   Surrender of Notes Upon Final Payment.  By acceptance of
                     -------------------------------------
any Note, the Holder thereof agrees to surrender such Note to the Indenture Trustee promptly, prior to such Noteholder's receipt of the final payment thereon.

                                  ARTICLE IX

                            Supplemental Indentures
                            -----------------------

     Section 9.01.   Supplemental Indentures Without Consent of Noteholders.
                     ------------------------------------------------------
(a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies and the Credit Enhancer, the Issuer and the Indenture Trustee, when authorized by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                 (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

               (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes or the Credit Enhancer, or to surrender any right or power herein conferred upon the Issuer;

                (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                 (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture;

                (vi) to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not materially and adversely affect the interests of the Holders of the Notes or the Credit Enhancer;

               (vii) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

              (viii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

provided, however, that no such indenture supplements shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel that entering into such indenture supplement will not have any material adverse tax consequences to the Noteholders.

     The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

     (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Request, may, also without the consent of any of the Holders of the Notes but with prior notice to the Rating Agencies and the Credit Enhancer, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, (i) adversely affect in any material respect the interests of any Noteholder or the Credit Enhancer or (ii) cause the Issuer to be subject to an entity level tax.

     Section 9.02.   Supplemental Indentures With Consent of Noteholders.  The
                     ---------------------------------------------------
Issuer and the Indenture Trustee, when authorized by an Issuer Request, also may, with prior notice to the Rating Agencies and with the consent of the Holders of not less than a majority of the Security Balances of each Class of Notes affected thereby and the Credit Enhancer, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Note affected thereby:

               (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the interest rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

               (ii) reduce the percentage of the Security Balances of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

               (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding" or modify or alter the exception in the definition of the term "Holder";

               (iv) reduce the percentage of the Security Balances of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

               (v) modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Note affected thereby;

               (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

              (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture; and provided, further, that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be subject to an entity level tax.

     The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

     It shall not be necessary for any Act of Noteholders under this Section
9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     Section 9.03.   Execution of Supplemental Indentures.  In executing, or
                     ------------------------------------
permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

     Section 9.04.   Effect of Supplemental Indenture.  Upon the execution of
                     --------------------------------
any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     Section 9.05.   Conformity with Trust Indenture Act.  Every amendment of
                     -----------------------------------
this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

     Section 9.06.   Reference in Notes to Supplemental Indentures.  Notes
                     ---------------------------------------------
authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                   ARTICLE X

                                 Miscellaneous
                                 -------------

     Section 10.01.   Compliance Certificates and Opinions, etc.   (a)  Upon any
                      ------------------------------------------
application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee and to the Credit Enhancer (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

          (4) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with; and

          (5) if the Signer of such Certificate or Opinion is required to be Independent, the Statement required by the definition of the term "Independent".

     (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 10.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

          (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Security Balances of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Security Balances of the Notes.

         (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

          (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (v) below or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Security Balances of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Security Balances of the Notes.

          (v) Notwithstanding any provision of this Indenture, the Issuer may, without compliance with the requirements of the other provisions of this Section 10.01, (A) collect, sell or otherwise dispose of the Class A Ownership Interest as and to the extent permitted or required by the Basic Documents or (B) make cash payments out of the Payment Account as and to the extent permitted or required by the Basic Documents, so long as the Issuer shall deliver to the Indenture Trustee every six months, commencing December 31, 1996, an Officer's Certificate of the Issuer stating that all the dispositions of Collateral described in clauses (A) or (B) above that occurred during the preceding six calendar months were in the ordinary course of the Issuer's business and that the proceeds thereof were applied in accordance with the Basic Documents.

     Section 10.02.   Form of Documents Delivered to Indenture Trustee.  In any
                      ------------------------------------------------
case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

     Section 10.03.   Acts of Noteholders.  (a)  Any request, demand,
                      -------------------
authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 10.03.

     (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

     (c)  The ownership of Notes shall be proved by the Note Registrar.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

     Section 10.04.  Notices, etc., to Indenture Trustee, Issuer, Credit
                     ---------------------------------------------------
Enhancer and Rating Agencies.  Any request, demand, authorization, direction,
- -----------------------------
notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Noteholders is to be made upon, given or furnished to or filed with:

               (i) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at the Corporate Trust Office. The Indenture Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer, or

               (ii) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: Home Equity Loan Trust 1996-HS1, in care of Wilmington Trust Company, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee, or

               (iii) the Credit Enhancer by the Issuer, the Indenture Trustee or by any Noteholders shall be sufficient for every purpose hereunder to in writing and mailed, first-class postage pre-paid, or personally delivered or telecopied to: AMBAC Indemnity Corporation, One State Street Plaza, 17th Floor, New York, New York 10004, telecopier number (212) 509-9190. The Credit Enhancer shall promptly transmit any notice received by it from the Issuer, the Indenture Trustee or the Noteholders to the Issuer or Indenture Trustee, as the case may be.

     Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007 and (ii) in the case of Standard & Poor's, at the following address: Standard & Poor's Ratings Services, 26 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     Section 10.05.   Notices to Noteholders; Waiver.  Where this Indenture
                      ------------------------------
provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

     Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

     Section 10.06.   Alternate Payment and Notice Provisions.   Notwithstanding
                      ---------------------------------------
any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

     Section 10.07.   Conflict with Trust Indenture Act.  If any provision
                      ---------------------------------
hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

     The provisions of TIA (S)(S) 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

     Section 10.08.   Effect of Headings.  The Article and Section headings
                      ------------------
herein are for convenience only and shall not affect the construction hereof.

     Section 10.09.   Successors and Assigns.  All covenants and agreements in
                      ----------------------
this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

     Section 10.10.   Separability.  In case any provision in this Indenture or
                      ------------
in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 10.11.   Benefits of Indenture.  Nothing in this Indenture or in
                      ---------------------
the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, the Credit Enhancer, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     Section 10.12.   Legal Holidays.  In any case where the date on which any
                      --------------
payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

     Section 10.13.   GOVERNING LAW.  THIS INDENTURE SHALL BE CONSTRUED IN
                      -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT
REFERENCE TO ITS
CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES
OF THE
PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH
LAWS.

     Section 10.14.   Counterparts.  This Indenture may be executed in any
                      ------------
number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 10.15.   Recording of Indenture.  If this Indenture is subject to
                      ----------------------
recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

     Section 10.16.   Issuer Obligation.  No recourse may be taken, directly or
                      -----------------
indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

     Section 10.17.   No Petition.  The Indenture Trustee, by entering into this
                      -----------
Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Depositor, the 1996-HS1 LLC or the Issuer, or join in any institution against the Depositor, the 1996-HS1 LLC or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

     Section 10.18.   Inspection.  The Issuer agrees that, on reasonable prior
                      ----------
notice, it shall permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

     IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                         HOME EQUITY LOAN TRUST 1996-HS1,
                         as Issuer

                              Wilmington Trust Company
                              ------------------------
                              not in its individual capacity
                              but solely as Owner Trustee

                         By:  /s/ Emmett R. Harmon
                              --------------------
                           Name:    Emmett R. Harmon
                           Title:   Vice President


                         THE CHASE MANHATTAN BANK, N.A.,
                         as Indenture Trustee


                         By:  /s/ Regina Bishop
                              -----------------
                           Name:    Regina Bishop
                           Title:   Vice President

THE CHASE MANHATTAN BANK,
 N.A. hereby accepts the appointment as
 Paying Agent pursuant to Section 3.03
 hereof and as Note Registrar pursuant to
 Section 4.02 hereof.

By:  /s/ Regina Bishop
     -----------------
Name:  Regina Bishop
Title: Vice President

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

     On this 30th day of May 1996, before me personally appeared Emmett R. Harmon, to me known, who being by me duly sworn, did depose and say, that he resides at 106 W. - Sutton Pla. Wilmongton, DE, that he is the Vice President of the Owner Trustee, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.


                                /s/ Margaret M. O'Shea
                                ----------------------------
                                Notary Public


[NOTARIAL SEAL]


STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

     On this 30th day of May, 1996, before me personally appeared Regina Bishop, to me known, who being by me duly sworn, did depose and say, that he resides at 4 MetroTech Center, Brooklyn, NY, that she is the Vice President of The Chase Manhattan Bank, NA, as Indenture Trustee, one of the corporations described in and which executed the above instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

                                /s/ Margaret M. O'Shea
                                ----------------------------
                                Notary Public


[NOTARIAL SEAL]

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )


     On this 30th day of the before me personally appeared Regina Bishop, to me known, who being by me duly sworn, did depose and say, that she resides at 4 MetroTech Center, Brooklyn, NY, that she is a Vice Preisdent of The Chase Manhattan Bank, N.A., as Indenture Trustee, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that she signed his name thereto by like order.


          /s/ Margaret M. O'Shea
          ----------------------------
           Notary Public


[NOTARIAL SEAL]

                                  APPENDIX A

                                  DEFINITIONS


          Additional Balance:  With respect to any Revolving Credit Loan, any
          ------------------
future Draw made by the related Mortgagor pursuant to the related Loan Agreement after the Cut-off Date; provided, however, that if an Amortization Event occurs,
                        --------  -------
then any Draw after such Amortization Event shall not be acquired by the 1996-HS1 LLC and shall not be an Additional Balance.

          Additional Balance Differential:  With respect to any Payment Date,
          -------------------------------
unless and until an Amortization Event occurs, (x) during the Revolving Period, the amount, if any, by which Additional Balances resulting from Draws under the Revolving Credit Loans during the related Collection Period exceed Principal Collections during such Collection Period and (y) on and after the end of the Revolving Period, the aggregate amount of Additional Balances conveyed to the 1996-HS1 LLC during the related Collection Period.

          Affiliate:  With respect to any Person, any other Person controlling,
          ---------
controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

          Aggregate Additional Balance Differential:  With respect to any
          -----------------------------------------
Payment Date and any Variable Funding Note or Variable Funding Certificate, the sum of Additional Balance Differentials that have been added to the Security Balance of such Variable Funding Note or Variable Funding Certificate, as the case may be, prior to such Payment Date.

          Aggregate Security Balance:  With respect to any Payment Date, the
          --------------------------
aggregate of the Security Balances of all Securities as of such date.

          Amortization Event:  Any one of the following events:
          ------------------

          (a) the failure on the part of the Seller (i) to make any payment or deposit required to be made under the Revolving Credit Loan Purchase Agreement within five Business Days after the date such payment or deposit is required to be made; or (ii) to observe or perform in any material respect any other covenants or agreements of the Seller set forth in the Revolving Credit Loan Purchase Agreement, which failure continues unremedied for a period of 60 days after written notice and such failure materially and adversely affects the interests of the Securityholders or the Credit Enhancer;

          (b) if any representation or warranty made by the Seller in the Revolving Credit Loan Purchase Agreement proves to have been incorrect in any material respect when made and which continues to be incorrect in any material respect for a period of 45 days with respect to any representation or warranty of the Seller made in Section 3.1(a) of the

     Revolving Credit Loan Purchase Agreement or 90 days with respect to any representation or warranty made in Section 3.1(b) or 3.2 of the Revolving Credit Loan Purchase Agreement after written notice and as a result of which the interests of the Securityholders or the Credit Enhancer are materially and adversely affected; provided, however, that an Amortization
                                        --------  -------
     Event shall not be deemed to occur if the Seller has repurchased or caused to be repurchased or substituted for the related Revolving Credit Loans or all Revolving Credit Loans, if applicable, during such period (or within an additional 60 days with the consent of the Indenture Trustee and the Credit Enhancer) in accordance with the provisions of the Indenture;

          (c) The entry against the Seller, the 1996-HS1 LLC or the Issuer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

          (d) The Seller, the 1996-HS1 LLC or the Issuer shall voluntarily go into liquidation, consent to the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Seller, the 1996-HS1 LLC or the Issuer or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Seller, the 1996-HS1 LLC or the Issuer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Seller, the 1996-HS1 LLC or the Issuer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

          (e) the Issuer or the 1996-HS1 LLC becomes subject to regulation by the Commission as an investment company within the meaning of the Investment Company Act of 1940, as amended;

          (f) a Servicing Default relating to the Master Servicer occurs under the Servicing Agreement and the Master Servicer is the Seller;

          (g) the aggregate of all draws under the Credit Enhancement Instrument exceed 1% of the Cut-off Date Loan Balance; or

          (h) the Issuer or 1996-HS1 LLC is determined to be an association taxable as a corporation for federal income tax purposes.

          In the case of any event described in (a), (b), (f) or (g), an Amortization Event will be deemed to have occurred only if, after any applicable grace period described in such clauses, either the Indenture Trustee, the Credit Enhancer or, with the consent of the Credit Enhancer, Securityholders evidencing not less than 51% of the Security Balance of each of the Term Notes and the Certificates by written notice to the Seller, the Master Servicer, the Depositor and the Owner Trustee (and to the Indenture Trustee, if given by the Credit Enhancer or the Securityholders), declare that an Amortization Event has occurred as of the date of such notice. In the case of any event described in clauses (c), (d), (e) or (h), an Amortization Event will be deemed to have occurred without any notice or other action on the part of the Indenture Trustee, the Securityholders or the Credit Enhancer immediately upon the occurrence of such event; provided, that any Amortization Event may be waived
                          --------
and deemed of no effect with the written consent of the Credit Enhancer and each Rating Agency, subject to the satisfaction of any conditions to such waiver.

          Appraised Value:  With respect to any Mortgaged Property, either (x)
          ---------------
the value as generally set forth in an appraisal of such Mortgaged Property used to establish compliance with the underwriting criteria then in effect in connection with the later of the application for the Revolving Credit Loan secured by such Mortgaged Property or any subsequent increase or decrease in the related Credit Limit or to reduce or eliminate the amount of any primary insurance, or (y) if the sales price of the Mortgaged Property is considered in accordance with the underwriting criteria applicable to the Revolving Credit Loan, the lesser of (i) the appraised value referred to in (x) above and (ii) the sales price of such Mortgaged Property.

          Assignment of Mortgage:  With respect to any Mortgage, an assignment,
          ----------------------
notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the conveyance of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Revolving Credit Loans secured by Mortgaged Properties located in the same jurisdiction.

          Authorized Newspaper:  A newspaper of general circulation in the
          --------------------
Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

          Authorized Officer:  With respect to the Issuer, any officer of the
          ------------------
Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

          Bank One:  Bank One, Columbus, N.A.
          --------

          Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.
          ---------------

          Bankruptcy Loss:  With respect to any Revolving Credit Loan, a
          ---------------
Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Indenture Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Revolving Credit Loan and either (A) the related Revolving Credit Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Revolving Credit Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Revolving Credit Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

          Bankruptcy Loss Amount:  As of any date of determination, $100,000.
          ----------------------

          Basic Documents:  The Trust Agreement, the Indenture, the Revolving
          ---------------
Credit Loan Purchase Agreement, the Insurance Agreement, the Credit Enhancement Instrument, the Servicing Agreement, the Custodial Agreement, the Operating Agreement and the other documents and certificates delivered in connection with any of the above.

          Beneficial Owner:  With respect to any Note, the Person who is the
          ----------------
beneficial owner of such Note as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository).

          Billing Cycle:  With respect to any Revolving Credit Loan and Due
          -------------
Date, the calendar month preceding such Due Date.

          Book-Entry Notes:  Beneficial interests in the Notes, ownership and
          ----------------
transfers of which shall be made through book entries by the Depository as described in Section 4.06 of the Indenture.

          Business Day:  Any day other than (i) a Saturday or a Sunday or (ii) a
          ------------
day on which banking institutions in the State of New York and Delaware are required or authorized by law to be closed.

          Business Trust Statute:  Chapter 38 of Title 12 of the Delaware Code,
          ----------------------
12 Del. Code (S)(S)3801 et seq., as the same may be amended from time to time.
   ---                  -- ----

          Capped Funding Certificate:  Any Capped Funding Certificate issued in
          --------------------------
connection with an exchange pursuant to Section 3.03 of the Trust Agreement.

          Capped Funding Note:  Any Capped Funding Note issued in connection
          -------------------
with an exchange pursuant to Section 4.01(d) of the Indenture.

          Certificate Distribution Account:  The account or accounts created and
          --------------------------------
maintained pursuant to Section 3.10(d) of the Trust Agreement.

          Certificate Distribution Amount:  For any Payment Date, the amount
          -------------------------------
distributable on the Certificates collectively equal to the pro rata percentage (based on the outstanding Security Balances of the Securities) of the aggregate of the Principal Collection Distribution Amount, the Liquidation Loss Distribution Amount and the Special Capital Distribution Amount for such Payment Date.

          Certificate Paying Agent:  The meaning specified in Section 3.10 of
          ------------------------
the Trust Agreement.

          Certificate Percentage:  With respect to any Payment Date, the ratio,
          ----------------------
expressed as a percentage, of the aggregate of the Security Balance of the Certificates immediately prior to such Payment Date to the sum of the aggregate of the Security Balance of the Securities immediately prior to such date.

          Certificate Preferred Return:  With respect to any Payment Date, the
          ----------------------------
sum of (x) the amount accrued during the related Interest Period on the Security Balance of the Certificates at the Certificate Rate for such Interest Period, calculated based on the actual number of days in the related Interest Period and a year assumed to consist of 360 days, and (y) any Unpaid Certificate Preferred Return Shortfall. The amount available for distribution on any Payment Date shall be allocated first to the amount in clause (x) above, and second to the amount in clause (y) above.

          Certificate Rate:  With respect to any Interest Period, the per annum
          ----------------
rate determined by the Master Servicer equal to the sum of (i) LIBOR and (ii) 0.30% (provided that such percentage in clause (ii) may be subject to a one time increase or decrease by 0.10% on any day on or before June 30, 1996, upon written notice from the Depositor to the Certificate Registrar); provided,
                                                                 --------
however, that in no event shall the Certificate Rate with respect to any
- -------
Interest Period exceed the Net Loan Rate Cap.

          Certificate Register:  The register maintained by the Certificate
          --------------------
Registrar in which the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates.

          Certificate Registrar:  Initially, the Indenture Trustee, in its
          ---------------------
capacity as Certificate Registrar.

          Certificate of Trust:  The Certificate of Trust filed for the Trust
          --------------------
pursuant to Section 3810(a) of the Business Trust Statute.

          Certificates:    Collectively, the Initial Certificates and the
          ------------
Variable Funding Certificates in substantially the form set forth in Exhibit A to the Trust Agreement.

          Certificateholder:  The Person in whose name a Certificate is
          -----------------
registered in the Certificate Register except that, any Certificate registered in the name of the Issuer, the Owner Trustee or the Indenture Trustee or any Affiliate of any of them shall be deemed not to be outstanding and the registered holder will not be considered a Certificateholder or a holder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement provided that, in determining whether the Indenture Trustee or the Owner Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that the Indenture Trustee or the Owner Trustee knows to be so owned shall be so disregarded. Owners of Certificates that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as the case may be, the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates or any Affiliate of any of the foregoing Persons.

          Class:  The Term Notes, the Variable Funding Notes or the
          -----
Certificates, as the case may be.

          Class A Ownership Interest:  The ownership interest in the 1996-HS1
          --------------------------
LLC designated as the Class A Ownership Interest.

          Class B Ownership Interest:  The ownership interest in the 1996-HS1
          --------------------------
LLC designated as the Class B Ownership Interest.

          Class A Preferred Return:  As to each Payment Date, the per annum rate
          ------------------------
equal to the sum of (i) LIBOR for the related Interest Period and (ii) 0.50%

provided, however, that in no event shall the Class A Preferred Return exceed
- --------  -------
the Net Loan Rate Cap.

          Class A Principal Balance:  As of any Payment Date, an amount equal to
          -------------------------
(i) the aggregate principal balance of the Revolving Credit Loans minus (ii) the Outstanding Reserve Amount.

          Class Percentage:  With respect to each Class of Notes and Payment
          ----------------
Date, the ratio, expressed as a percentage, of the aggregate Security Balance of such Class of Notes to the aggregate Security Balance of the Notes, in each case immediately prior to such Payment Date.

          Closing Date:  May 30, 1996.
          ------------

          Code:  The Internal Revenue Code of 1986, as amended, and the rules
          ----
and regulations promulgated thereunder.

          Collateral:  The meaning specified in the Granting Clause of the
          ----------
Indenture.

          Collection Period:  With respect to any Revolving Credit Loan and
          -----------------
Payment Date other than the first and second Payment Date, the calendar month preceding any such Payment Date, with respect to the first Payment Date, the period from the Cut-off Date through the

Closing Date and with respect to the second Payment Date, the period from the day after the Closing Date through the end of the following calendar month.

          Combined Loan-to-Value Ratio:  With respect to any Revolving Credit
          ----------------------------
Loan and any date, the percentage equivalent of a fraction, the numerator of which is the sum of (i) the greater of (x) the Credit Limit and (y) the Cut-off Date Loan Balance of such Revolving Credit Loan and (ii) the outstanding principal balance as of the date of the origination of such Revolving Credit Loan (or any subsequent date as of which such outstanding principal balance may be determined in connection with an increase or decrease in the Credit Limit or to reduce the amount of primary insurance for such Revolving Credit Loan) of any mortgage loan or mortgage loans that are secured by liens on the Mortgaged Property that are senior or subordinate to the Mortgage and the denominator of which is the Appraised Value of the related Mortgaged Property.

          Corporate Trust Office:  With respect to the Indenture Trustee,
          ----------------------
Certificate Registrar, Certificate Paying Agent and Paying Agent, the principal corporate trust office of the Indenture Trustee and Note Registrar at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at 4 Chase MetroTech Center, 3rd Floor, Brooklyn, New York 11245, Attention: Global Trust Services. With respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Trust Agreement is located at 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administrator.

          Credit Enhancement Draw Amount:  As defined in Section 3.28 of the
          ------------------------------
Indenture.

          Credit Enhancement Instrument:  The Certificate Guarantee Insurance
          -----------------------------
Policy number AB0068BE, dated as of the Closing Date, issued by the Credit Enhancer to the Owner Trustee.

          Credit Enhancer:  AMBAC Indemnity Corporation, a Wisconsin-domiciled
          ---------------
stock insurance corporation, any successor thereto or any replacement credit enhancer substituted pursuant to Section 3.29 of the Indenture.

          Credit Enhancer Default:  If the Credit Enhancer fails to make a
          -----------------------
payment required under the Credit Enhancement Instrument in accordance with its terms.

          Credit Limit:  With respect to any Revolving Credit Loan, the maximum
          ------------
Loan Balance permitted under the terms of the related Loan Agreement.

          Credit Line Agreement or Mortgage Note:  With respect to a Revolving
          ---------------------    -------------
Credit Loan, the Loan Agreement pursuant to which the related mortgagor agrees to pay the indebtedness evidenced thereby and secured by the related Mortgage as modified or amended.

          Custodial Account:  The account or accounts created and maintained
          -----------------
pursuant to Section 3.02(b) of the Servicing Agreement.

          Custodial Agreement:  Any Custodial Agreement between the Custodian,
          -------------------
the Indenture Trustee, the Issuer and the Master Servicer relating to the custody of the Revolving Credit Loans and the Related Documents.

          Custodian:   Norwest Bank Minnesota, National Association, a national
          ---------
bank, and its successors and assigns.

          Cut-off Date:  May 1, 1996.
          ------------

          Cut-off Date Loan Balance:  With respect to any Revolving Credit Loan,
          -------------------------
the unpaid principal balance thereof as of the close of business on the last day of the related Billing Cycle immediately prior to the Cut-off Date.

          Debt Service Reduction:  With respect to any Revolving Credit Loan, a
          ----------------------
reduction in the scheduled payment for such Revolving Credit Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

          Default:  Any occurrence which is or with notice or the lapse of time
          -------
or both would become an Event of Default.

          Deficient Valuation:  With respect to any Revolving Credit Loan, a
          -------------------
valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Revolving Credit Loan, or any reduction in the amount of principal to be paid in connection with any scheduled payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

          Deleted Loan:  A Revolving Credit Loan replaced or to be replaced with
          ------------
an Eligible Substitute Loan.

          Definitive Notes:  The meaning specified in Section 4.06 of the
          ----------------
Indenture.

          Depositor:  Residential Funding Mortgage Securities II, Inc., a
          ---------
Delaware corporation, or its successor in interest.

          Depository or Depository Agency:  The Depository Trust Company or a
          -------------------------------
successor appointed by the Indenture Trustee with the approval of the Depositor. Any successor to the Depository shall be an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act and the regulations of the Securities and Exchange Commission thereunder.

          Depository Participant:  A Person for whom, from time to time, the
          ----------------------
Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          Designated Certificate:  The meaning specified in Section 3.11 of the
          ----------------------
Trust Agreement.

          Determination Date:  With respect to any Payment Date, the 15th day of
          ------------------
the month in which such Payment Date occurs or if such day is not a Business Day, the next succeeding Business Day.

          Dissolution Draw:  Following an Event of Liquidation, the Business Day
          ----------------
following the date on which the proceeds of the sale or liquidation of the Trust Estate (including the proceeds of any dissolution of the 1996-HS1 LLC to be distributed on the Class A Ownership Interest pursuant to Section 14.3 of the Operating Agreement) are to be distributed to the Securityholders, the amount, if any, by which the aggregate amount available for distribution to Securityholders is less than the sum of (1) an amount equal to all accrued and unpaid interest on the Notes and Certificate Preferred Return on the Certificates through such Payment Date and (2) 100% of the aggregate Security Balance outstanding immediately prior to such Payment Date.

          Dissolution Payment Date:  Following an Event of Liquidation, the
          ------------------------
Business Day following the date on which the proceeds of the sale of the Trust Estate (including any dissolution of the 1996-HS1 LLC pursuant to Section 14.3 of the Operating Agreement) are paid to Securityholders.

          Distribution Account:  The account or accounts created and maintained
          --------------------
pursuant to Section 5.01 of the Servicing Agreement.

          Draw:  With respect to any Revolving Credit Loan, a borrowing by the
          ----
Mortgagor under the related Loan Agreement.

          Draw Period:  With respect to each Revolving Credit Loan, the period
          -----------
consisting of either the first five or fifteen years after the date of origination of such Revolving Credit Loan, during which the related Mortgagor is permitted to make Draws.

          Due Date:  With respect to the Revolving Credit Loans subserviced by
          --------
Bank One, the 25th day of the month and with respect to the Revolving Credit Loans subserviced by GMACMC, the 20th day of the month.

          Eligible Account:  An account that is any of the following:  (i)
          ----------------
maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and each Rating Agency) the Indenture Trustee have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained at the corporate trust department of the Indenture Trustee or (B) an account or accounts maintained at the corporate trust department of the Indenture Trustee, as long as its short term debt obligations are rated P-1 by Moody's and A-1 by Standard & Poor's (or the equivalent) or better by each Rating Agency and its long term debt obligations are rated A2 by Moody's and A by Standard & Poor's (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Custodial Account and the Payment Account, a trust account or accounts maintained in the corporate trust division of the Indenture Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Payment Account will not reduce the rating assigned to any of the Securities by such Rating Agency (if determined without regard to the Credit Enhancement Instrument) below the lower of the then-current rating or the rating assigned to such Securities (if determined without regard to the Credit Enhancement Instrument) as of the Closing Date by such Rating Agency).

          Eligible Substitute Loan:  A Revolving Credit Loan substituted by the
          ------------------------
Seller for a Deleted Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Indenture Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Revolving Credit Loan for a Deleted Revolving Credit Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the outstanding principal balance of the Deleted Loan (the amount of any shortfall to be deposited by the Seller in the Custodial Account in the month of substitution); (ii) comply with each representation and warranty set forth in clauses (ii) through (xxxiii) of Section 3.1(b) of the Revolving Credit Loan Purchase Agreement other than clauses (viii), (xiii), (xiv),
(xxiv)(B), (xxv)(B), (xxvi) and (xxvii) as of the date of substitution; (iii) have a Loan Rate, Net Loan Rate and Gross Margin no lower than and not more than 1% per annum higher than the Loan Rate, Net Loan Rate and Gross Margin, respectively, of the Deleted Loan as of the date of substitution; (iv) have a Combined Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Loan at the time of substitution; (v) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Loan and (vi) not be 30 days or more delinquent.

          ERISA:  The Employee Retirement Income Security Act of 1974, as
          -----
amended.

          Event of Default:  With respect to the Indenture, any one of the
          ----------------
following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (i) a default in the payment of any interest on any Note when the same becomes due and payable, and such default shall continue for a period of five days; or

               (ii) a default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, and such default shall continue for a period of five days; or

               (iii) there occurs a default in the observance or performance of any covenant or agreement of the Issuer made in the Indenture, or any representation or warranty of the Issuer made in the Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made which has a material adverse effect on Securityholders, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the outstanding Security Balance of the Notes or the Credit Enhancer, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

               (iv) there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

               (v) there occurs the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the assets of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

          Event of Liquidation:  Either (A) following the occurrence of an Event
          --------------------
of Default under the Indenture, the determination by the Indenture Trustee, as evidenced by a written notice provided to the Owner Trustee, the Depositor, the 1996-HS1 LLC and the Credit Enhancer that all conditions precedent to the sale or other liquidation of the Trust Estate pursuant to Section 5.04 of the Indenture have been satisfied; or (B) in connection with a termination of the Trust required under Section 8.02 of the Trust Agreement, a direction by the Owner Trustee to the Indenture Trustee to sell the assets of the Trust. For purposes of making such determination referred to in (A) above, the anticipated proceeds of such sale or liquidation shall be deemed to be the amount that the Indenture Trustee anticipates would be distributed on the Class A Ownership Interest pursuant to Section 14.3 of the Operating Agreement.

          Excess Loss Amount:    On any Payment Date "Excess Loss Amounts" will
          ------------------
be equal to the sum of (i) the excess, if any, of the aggregate Liquidation Loss Amounts (other than as described in clauses (ii) - (v) hereof) for the related Collection Period and all preceding Collection Periods over $13,212,808, (ii) any Special Hazard Losses in excess of the Special

Hazard Amount, (iii) any Fraud Losses in excess of the Fraud Loss Amount, (iv) any Bankruptcy Losses in excess of the Bankruptcy Loss Amount, and (v) 92.5% of any losses incurred on a Revolving Credit Loan caused by or resulting from an Extraordinary Event.

          Exchange Act:  The Securities Exchange Act of 1934, as amended, and
          ------------
the rules and regulations promulgated thereunder.

          Excluded Amount:  For any Payment Date on or after the occurrence of
          ---------------
an Amortization Event, the portion of the balance with respect to each Revolving Credit Loan attributable to all Draws not transferred to the 1996-HS1 LLC, and the portion of the Principal Collections and Interest Collections thereon for each Collection Period allocated to such Excluded Amount based on a pro rata allocation between the related Excluded Amount and the Loan Balance in proportion to the respective amounts outstanding as of the end of the calendar month preceding such Collection Period.

          Expenses:  The meaning specified in Section 7.02 of the Trust
          --------
Agreement.

          Extraordinary Event:  Any of the following conditions with respect to
          -------------------
a Mortgaged Property or Revolving Credit Loan causing or resulting in a loss which causes the liquidation of such Revolving Credit Loan:

          (a) losses that are of a type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.13 of the Servicing Agreement but are in excess of the coverage maintained thereunder;

          (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

          (c) hostile or warlike action in time of peace or war, including action in hindering, combatting or defending against an actual, impending or expected attack:

               1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

               2.   by military, naval or air forces; or

               3. by an agent of any such government, power, authority or forces;

          (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

          (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

          FDIC:  The Federal Deposit Insurance Corporation or any successor
          ----
thereto.

          FHLMC:  The Federal Home Loan Mortgage Corporation, or any successor
          -----
thereto.

          Final Scheduled Payment Date:  The Payment Date in June 2022.
          ----------------------------

          FNMA:  The Federal National Mortgage Association, or any successor
          ----
thereto.

          Foreclosure Profit:  With respect to a Liquidated Revolving Credit
          ------------------
Loan, the amount, if any, by which (i) the aggregate of Liquidation Proceeds net of Liquidation Expenses exceeds (ii) the related Loan Balance (plus accrued and unpaid interest thereon at the applicable Loan Rate from the date interest was last paid through the date of receipt of the final Liquidation Proceeds) of such Liquidated Revolving Credit Loan immediately prior to the final recovery of its Liquidation Proceeds.

          Fraud Loss Amount:  As of any date of determination after the Cut-off
          -----------------
Date, the Fraud Loss Amount shall equal (X) prior to the first anniversary of the Cut-off Date an amount equal to 3% of the aggregate of the Credit Limits of the Revolving Credit Loans as of the Cut-off Date minus the aggregate of any Liquidation Loss Amounts on the Revolving Credit Loans due to Fraud Losses up to such date of determination; (Y) from the first to the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 2% of the aggregate of the Credit Limits of the Revolving Credit Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate of any Liquidation Loss Amounts on the Revolving Credit Loans due to Fraud Losses since the most recent anniversary of the Cut-off Date up to such date of determination; and (Z) from the second to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1% of the aggregate of the Credit Limits of the Revolving Credit as of the most recent anniversary of the Cut-off Date minus (2) the aggregate of any Liquidation Loss Amounts on the Revolving Credit Loans due to Fraud Losses since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

          Fraud Losses:  Losses on Revolving Credit Loans as to which there was
          ------------
fraud in the origination of such Revolving Credit Loan.

          GMACMC:  GMAC Mortgage Corporation of PA.
          ------

          Grant:  Pledge, bargain, sell, warrant, alienate, remise, release,
          -----
convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

          Gross Margin:  With respect to any Revolving Credit Loan, the
          ------------
percentage set forth as the "Gross Margin" for such Revolving Credit Loan on the Revolving Credit Loan Schedule.

          Guaranteed Rate:  The weighted average of the Note Rate and the
          ---------------
Certificate Rate, based on the outstanding Security Balances thereof.

          Holder:  Any of the Noteholders or Certificateholders.
          ------

          Indemnified Party:  The meaning specified in Section 7.02 of the Trust
          -----------------
Agreement.

          Indenture:  The indenture dated as of May 1, 1996 between the Issuer,
          ---------
as debtor, and the Indenture Trustee, as indenture trustee.

          Indenture Trustee:  The Chase Manhattan Bank, N.A., and its successors
          -----------------
and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

          Independent:  When used with respect to any specified Person, the
          -----------
Person (i) is in fact independent of the Issuer, any other obligor on the Notes, the Seller, the 1996-HS1 LLC, the Depositor and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller, the 1996-HS1 LLC, the Depositor or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Seller, the 1996-HS1 LLC, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          Independent Certificate:  A certificate or opinion to be delivered to
          -----------------------
the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

          Index:  With respect to any Revolving Credit Loan, the prime rate from
          -----
time to time for the adjustment of the Loan Rate set forth as such on the related Credit Line Agreement.

          Initial Certificates:    The Home Equity Loan-Backed Certificates,
          --------------------
Series 1996-HS1, issued on the Closing Date, each evidencing undivided beneficial interests in the Issuer and executed by the Owner Trustee.

          Initial Security Balance:  With respect to the Initial Certificates,
          ------------------------
$14,092,938; the Term Notes, $162,077,000; and the Variable Funding Notes and the Variable Funding Certificates, zero.

          Insolvency Event:  With respect to a specified Person, (a) the filing
          ----------------
of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due or the admission by such Person in writing (as to which the Indenture Trustee shall have notice) of its inability to pay its debts generally, or the adoption by the Board of Directors or managing member of such Person of a resolution which authorizes action by such Person in furtherance of any of the foregoing.

          Insurance Agreement:  The Insurance and Indemnity Agreement dated as
          -------------------
of May 30, 1996 among the Master Servicer, the Seller, the Depositor, the 1996-HS1 LLC, the Issuer, the Indenture Trustee and the Credit Enhancer, including any amendments and supplements thereto.

          Insurance Proceeds:  Proceeds paid by any insurer (other than the
          ------------------
Credit Enhancer) pursuant to any insurance policy covering a Revolving Credit Loan which are required to be remitted to the Master Servicer, or amounts required to be paid by the Master Servicer pursuant to the next to last sentence of Section 3.04 of the Servicing Agreement, net of any component thereof (i) covering any expenses incurred by or on behalf of the Master Servicer in connection with obtaining such proceeds, (ii) that is applied to the restoration or repair of the related Mortgaged Property, (iii) released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures or (iv) required to be paid to any holder of a mortgage senior to such Revolving Credit Loan.

          Interest Collections:  With respect to any Payment Date, the sum of
          --------------------
all payments by or on behalf of Mortgagors and any other amounts constituting interest (including without limitation such portion of Insurance Proceeds, Net Liquidation Proceeds and Repurchase Prices as is allocable to interest on the applicable Revolving Credit Loan) as is paid by the Seller or the Master Servicer or is collected by the Servicer under the Revolving Credit Loans, reduced by the Servicing Fees for the related Collection Period and by any fees (including annual fees) or late charges or similar administrative fees paid by Mortgagors during the related Collection Period. The terms of the related Loan Agreement shall determine the portion of each payment in respect of such Revolving Credit Loan that constitutes principal or interest.

          Interest Period:  With respect to any Payment Date other than the
          ---------------
first Payment Date, the period beginning on the preceding Payment Date and ending on the day preceding such Payment Date, and in the case of the first Payment Date, the period beginning on the Closing Date and ending on the day preceding the first Payment Date.

          Interest Rate Adjustment Date:  With respect to each Revolving Credit
          -----------------------------
Loan, the date or dates on which the Loan Rate is adjusted in accordance with the related Credit Line Agreement.

          Issuer or Trust:  The Home Equity Loan Trust 1996-HS1, a Delaware
          ---------------
business trust, or its successor in interest.

          Issuer Request:  A written order or request signed in the name of the
          --------------
Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

          LIBOR:  For any Interest Period other than the first Interest Period,
          -----
the rate for United States dollar deposits for one month which appears on the Telerate Screen Page 3750 as of 11:00 A.M., London, England time, on the second LIBOR Business Day prior to the first day of such Interest Period. With respect to the first Interest Period, the rate for United States dollar deposits for one month which appears on the Telerate Screen Page 3750 as of 11:00 A.M., London, England time, two LIBOR Business Days prior to the Closing Date. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Indenture Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. If no such quotations can be obtained and no Reference Bank Rate is available, LIBOR will be LIBOR applicable to the preceding Payment Date.

          LIBOR Business Day:  Any day other than (i) a Saturday or a Sunday or
          ------------------
(ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

          Lien:  Any mortgage, deed of trust, pledge, conveyance, hypothecation,
          ----
assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment
                                  --------  -------
pursuant to Section 6.02 of the Servicing Agreement shall not be deemed to constitute a Lien.

          Lifetime Rate Cap:  With respect to each Revolving Credit Loan with
          -----------------
respect to which the related Credit Line Agreement provides for a lifetime rate cap, the maximum Loan Rate permitted over the life of such Revolving Credit Loan under the terms of such Credit Line Agreement, as set forth on the Revolving Credit Loan Schedule and initially as set forth on Exhibit A to the Servicing Agreement.

          Liquidated Revolving Credit Loan:  With respect to any Payment Date,
          --------------------------------
any Revolving Credit Loan in respect of which the Master Servicer has determined, in accordance with the servicing procedures specified in the Servicing Agreement, as of the end of the related Collection Period that substantially all Liquidation Proceeds which it reasonably expects to recover, if any, with respect to the disposition of the related REO have been recovered.

          Liquidation Expenses:  Out-of-pocket expenses (exclusive of overhead)
          --------------------
which are incurred by or on behalf of the Master Servicer in connection with the liquidation of any Revolving Credit Loan and not recovered under any insurance policy, such expenses including, without limitation, legal fees and expenses, any unreimbursed amount expended (including, without limitation, amounts advanced to correct defaults on any mortgage loan which is senior to such Revolving Credit Loan and amounts advanced to keep current or pay off a mortgage loan that is senior to such Revolving Credit Loan) respecting the related Revolving Credit Loan and any related and unreimbursed expenditures for real estate property taxes or for property restoration, preservation or insurance against casualty loss or damage.

          Liquidation Loss Amounts:  With respect to any Payment Date and any
          ------------------------
Revolving Credit Loan that became a Liquidated Revolving Credit Loan during the related Collection Period, the unrecovered portion of the related Loan Balance thereof at the end of such Collection Period, after giving effect to the Net Liquidation Proceeds applied in reduction of the Loan Balance.

          Liquidation Loss Distribution Amount:  With respect to any Payment
          ------------------------------------
Date, the aggregate amount distributed on such Payment Date pursuant to Section 9.5(a)(iii) of the Operating Agreement.

          Liquidation Proceeds:  Proceeds (including Insurance Proceeds but not
          --------------------
including amounts drawn under the Credit Enhancement Instrument) if any received in connection with the liquidation of any Revolving Credit Loan or related REO, whether through trustee's sale, foreclosure sale or otherwise.

          LLC or 1996-HS1 LLC:  1996-HS1 LLC, a limited liability company.
          -------------------

          Loan Agreement:  With respect to any Revolving Credit Loan, the credit
          --------------
line account agreement executed by the related Mortgagor and any amendment or modification thereof.

          Loan Balance:  With respect to any Revolving Credit Loan, other than a
          ------------
Liquidated Revolving Credit Loan, and as of any day, the related Cut-off Date Loan Balance, plus (i) any Additional Balances in respect of such Revolving
              ----
Credit Loan conveyed to the 1996-HS1 LLC, minus (ii) all collections credited as
                                          -----
principal in respect of any such Revolving Credit Loan in accordance with the related Loan Agreement (except for any such collections that are allocable to any Excluded Amount) and applied in reduction of the Loan Balance thereof. For purposes of this definition, a Liquidated Revolving Credit Loan shall be deemed to have a Loan Balance equal to the Loan Balance of the related Revolving Credit Loan immediately prior to the final recovery of substantially all related Liquidation Proceeds and a Loan Balance of zero thereafter.

          Loan Rate:  With respect to any Revolving Credit Loan and any day, the
          ---------
per annum rate of interest applicable under the related Loan Agreement.

          Loan Rate Cap:  With respect to each Revolving Credit Loan, the lesser
          -------------
of (i) the Lifetime Rate Cap, if any, or (ii) the applicable state usury ceiling, if any.

          Lost Note Affidavit:  With respect to any Revolving Credit Loan as to
          -------------------
which the original Credit Line Agreement has been permanently lost or destroyed and has not been replaced, an affidavit from the Seller or the related Program Seller certifying that the original Credit Line Agreement has been lost, misplaced or destroyed (together with a copy of the related Credit Line Agreement).

          Managing Member:  A Person appointed pursuant to Article VII of the
          ---------------
Operating Agreement to act as manager thereunder who is a holder of either the Class A Ownership Interest or the Class B Ownership Interest.

          Master Servicer:  Residential Funding Corporation, a Delaware
          ---------------
corporation, and its successors and assigns.

          Master Servicing Fee:  With respect to any Revolving Credit Loan and
          --------------------
any Collection Period, the product of (i) the Master Servicing Fee Rate divided by 12 and (ii) the Pool Balance as of the first day of such Collection Period.

          Master Servicing Fee Rate:  With respect to any Revolving Credit Loan,
          -------------------------
0.08% per annum.

          MATI:  Mortgage Assets Trading, Inc., a Delaware corporation, or its
          ----
successors.

          Maximum Credit Enhancement Instrument Amount:  $207,542,852
          --------------------------------------------

          Maximum Pool Balance:  As to any Payment Date the highest Pool Balance
          --------------------
at the end of any Collection Period from the Closing Date up to and including the related Collection Period.

          Maximum Variable Funding Balance:  The maximum Security Balance of the
          --------------------------------
Variable Funding Notes and the Variable Funding Certificates which as of any day of determination is the greater of (i) $31,372,084 reduced by the aggregate amount of principal previously paid on the Variable Funding Notes and the Variable Funding Certificates and (ii) the Maximum Credit Enhancement Instrument Amount less the outstanding Security Balance of the Term Notes and the Initial Certificates.

          Maximum Variable Funding Certificate Balance:  At any time, 8.00% of
          --------------------------------------------
the Maximum Variable Funding Balance.

          Maximum Variable Funding Note Balance:  At any time, 92.00% of the
          -------------------------------------
Maximum Variable Funding Balance.

          Minimum Monthly Payment:  With respect to any Revolving Credit Loan
          -----------------------
and any month, the minimum amount required to be paid by the related Mortgagor in that month.

          Moody's:  Moody's Investors Service, Inc. or its successor in
          -------
interest.

          Mortgage:  The mortgage, deed of trust or other instrument creating a
          --------
first or second lien on an estate in fee simple interest in real property securing a Revolving Credit Loan.

          Mortgage File:  The file containing the Related Documents pertaining
          -------------
to a particular Revolving Credit Loan and any additional documents required to be added to the Mortgage File pursuant to the Revolving Credit Loan Purchase Agreement or the Servicing Agreement.

          Mortgaged Property:  The underlying property, including real property
          ------------------
and improvements thereon, securing a Revolving Credit Loan.

          Mortgagor:  The obligor or obligors under a Loan Agreement.
          ---------

          Net Liquidation Proceeds:  With respect to any Liquidated Revolving
          ------------------------
Credit Loan, Liquidation Proceeds net of Liquidation Expenses (but not including the portion, if any, of such amount that exceeds the Loan Balance of the Revolving Credit Loan at the end of the Collection Period immediately preceding the Collection Period in which such Revolving Loan became a Liquidated Revolving Credit Loan).

          Net Loan Rate:  With respect to any Revolving Credit Loan and any day,
          -------------
the related Loan Rate less 0.75% per annum.

          Net Loan Rate Cap:  With respect to any Payment Date, the Weighted
          -----------------
Average Net Loan Rate (adjusted to an effective rate reflecting interest calculated on the basis of the actual number of days in the related Interest Period and a year assumed to consist of 360 days).

          Net Principal Collections:  With respect to any Distribution Date, the
          -------------------------
excess, if any, of Security Principal Collections for the related Collection Period over the amount of Additional Balances created during the related Collection Period.

          Non-member Manager:  A Person appointed pursuant to Section 12.1 of
          ------------------
the Operating Agreement to act as manager thereunder who is not a holder of either the Class A Ownership Interest or the Class B Ownership Interest.

          Note Owner:  The Beneficial Owner of a Note.
          ----------

          Note Rate:  With respect to any Interest Period, a per annum rate
          ---------
determined by the Master Servicer equal to LIBOR for such Interest Period plus 0.23%; provided however, that in no event shall the Note Rate with respect to
       -------- -------
any Interest Period exceed the Net Loan Rate Cap for such Interest Period.

          Note Register:  The register maintained by the Note Registrar in which
          -------------
the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes.

          Note Registrar:  The Indenture Trustee, in its capacity as Note
          --------------
Registrar.

          Noteholder:  The Person in whose name a Note is registered in the Note
          ----------
Register, except that, any Note registered in the name of the Depositor, the Issuer or the Indenture Trustee or any Affiliate of any of them shall be deemed not to be outstanding and the registered holder will not be considered a Noteholder or holder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement provided that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee or the Owner Trustee knows to be so owned shall be so disregarded. Owners of Notes that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes or any Affiliate of any of the foregoing Persons.

          Notes:  Collectively, the Term Notes and the Variable Funding Notes
          -----
issued and outstanding at any time pursuant to the Indenture.

          Officer's Certificate:  With respect to the Master Servicer, a
          ---------------------
certificate signed by the President, Managing Director, a Director, a Vice President or an Assistant Vice President, of the Master Servicer and delivered to the Indenture Trustee. With respect to the Issuer, a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in the Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

          Operating Agreement:  The Agreement pursuant to which the 1996-HS1 LLC
          -------------------
is established.

          Opinion of Counsel:  A written opinion of counsel.  Any Opinion of
          ------------------
Counsel for the Master Servicer may be provided by in-house counsel for the Master Servicer if reasonably acceptable to the Indenture Trustee, the Credit Enhancer and the Rating Agencies or counsel for the Depositor, as the case may be.

          Outstanding:  With respect to the Notes, as of the date of
          -----------
determination, all Notes theretofore executed, authenticated and delivered under this Indenture except:

               (i) Notes theretofore cancelled by the Note Registrar or delivered to the Indenture Trustee for cancellation; and

               (ii) Notes in exchange for or in lieu of which other Notes have been executed, authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a holder in due course;

provided, however, that for purposes of effectuating the Credit Enhancer's right
- --------  -------
of subrogation as set forth in Section 4.12 of the Indenture only, all Notes that have been paid with funds provided under the Credit Enhancement Instrument shall be deemed to be Outstanding until the Credit Enhancer has been reimbursed with respect thereto.

          Outstanding Reserve Amount:  With respect to any Payment Date, the
          --------------------------
amount by which the Pool Balance as of the last day of the related Collection Period exceeds the Aggregate Security Balance on such Payment Date (after application of Net Principal Collections or Security Principal Collections, as the case may be, for such date).

          Owner Trust :  The Home Equity Loan Trust 1996-HS1, Series 1996-HS1 to
          ------------
be created pursuant to the Trust Agreement.

          Owner Trust Estate:  The corpus of the Issuer created by the Trust
          ------------------
Agreement which consists of the Class A Ownership Interest and the Credit Enhancement Instrument.

          Owner Trustee:  Wilmington Trust Company not in its individual
          -------------
capacity but solely as Owner Trustee of the Trust, and its successors and assigns or any successor owner trustee appointed pursuant to the terms of the Trust Agreement.

          Paying Agent:  Any paying agent or co-paying agent appointed pursuant
          ------------
to Section 3.03 of the Indenture, which initially shall be the Indenture
Trustee.

          Payment Account:  The account established by the Indenture Trustee
          ---------------
pursuant to Section 8.02 of the Indenture and Section 5.01 of the Servicing Agreement.

          Payment Date:  The 20th day of each month, or if such day is not a
          ------------
Business Day, then the next Business Day.

          Percentage Interest:  With respect to any Note, the percentage
          -------------------
obtained by dividing the Security Balance of such Note by the aggregate of the Security Balances of all Notes (including the Term Notes and the Variable Funding Notes) of the same Class prior to such Payment Date. With respect to any Certificate, the percentage obtained by dividing the Security Balance on any such Certificate by the aggregate of the Security Balances of all Certificates (including the Initial Certificates and the Variable Funding Certificates) prior to any Payment Date.

          Permitted Investments:  One or more of the following:
          ---------------------

               (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof,

     provided that the unsecured obligations of the party agreeing to repurchase
     --------
     such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

               (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that
                                                                  --------
     the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the
                                                  -------- -------
     only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further
                                                            -------- -------
     that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

               (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper
                                          --------
     shall have a remaining maturity of not more than 30 days;

               (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

               (vi) other obligations or securities that are acceptable to each Rating Agency as an Permitted Investment hereunder and will not reduce the rating assigned to any Securities by such Rating Agency below the lower of the then-current rating or the rating assigned to such Securities as of the Closing Date by such Rating Agency, and which are acceptable to the Credit Enhancer, as evidenced in writing, provided that if the Master Servicer or
                                        --------
     any other Person controlled by the Master Servicer is the issuer or the obligor of any obligation or security described in this clause (vi) such obligation or security must have an interest rate or yield that is fixed or is variable based on an objective index that is not affected by the rate or amount of losses on the Revolving Credit Loans;

provided, however, that no instrument shall be a Permitted Investment if it
- --------  -------
represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's and P-1 in the case of Moody's.

          Person:  Any individual, corporation, partnership, joint venture,
          ------
association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          Pool Balance:  With respect to any date, the aggregate of the Loan
          ------------
Balances of all Revolving Credit Loans as of such date.

          Predecessor Note:  With respect to any particular Note, every previous
          ----------------
Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 4.03 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

          Principal Collection Distribution Amount:  For any Payment Date, (i)
          ----------------------------------------
at any time during the Revolving Period, so long as an Amortization Event has not occurred, Net Principal Collections and (ii) following an Amortization Event or at any time after the end of the Revolving Period, Security Principal Collections; provided, however, on any Payment Date with respect to which the
             --------  -------
Outstanding Reserve Amount that would result, if determined without regard to this proviso exceeds the Reserve Amount Target the Principal Collection Distribution

Amount will be reduced by the amount of such excess until the Outstanding Reserve Amount equals the Reserve Amount Target.

          Principal Collections:  With respect to any Payment Date and any
          ---------------------
Revolving Credit Loan, the aggregate of the following amounts:

               (i) the total amount of payments made by or on behalf of the Mortgagor, received and applied as payments of principal on the Revolving Credit Loan during the related Collection Period, as reported by the related Subservicer;

               (ii) any Net Liquidation Proceeds, allocable as a recovery of principal, received in connection with the Revolving Credit Loan during the related Collection Period;

               (iii) if the Revolving Credit Loan was purchased by the Master Servicer pursuant to Section 3.14 of the Servicing Agreement, or was repurchased by the Seller pursuant to the Revolving Credit Loan Purchase Agreement, during the related Collection Period, 100% of the Loan Balance of the Revolving Credit Loan as of the date of such purchase or repurchase; and

               (iv) any other amounts received as payments on or proceeds of the Revolving Credit Loan during the Collection Period to the extent applied in reduction of the principal amount thereof;

provided that Principal Collections shall not include any Foreclosure Profits,
- --------
and shall be reduced by any amounts withdrawn from the Custodial Account pursuant to clauses (iii), (vii) and (viii) of Section 3.03 of the Servicing Agreement other than any portion of such amounts that are attributable to the Excluded Amount in respect of any Revolving Credit Loan that are allocable to principal of such Revolving Credit Loan and not otherwise excluded from the amounts specified in (i) - (iv) above.

          Proceeding:  Any suit in equity, action at law or other judicial or
          ----------
administrative proceeding.

          Program Guide:  Together, the Seller's Seller Guide and Servicing
          -------------
Guide, as in effect from time to time.

          Program Seller:  With respect to any Revolving Credit Loan, the Person
          --------------
that sold such Revolving Credit Loan to the Seller.

          Purchase Price:  The meaning specified in Section 2.2(a) of the
          --------------
Revolving Credit Loan Purchase Agreement.

          Purchaser:  Residential Funding Mortgage Securities II, Inc., a
          ---------
Delaware corporation, and its successors and assigns.

          Rating Agency:  Any nationally recognized statistical rating
          -------------
organization, or its successor, that rated the Securities at the request of the Depositor at the time of the initial issuance of the Securities. Initially, Moody's or Standard & Poor's. If such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Indenture Trustee. References herein to the highest short term unsecured rating category of a Rating Agency shall mean A-1 or better in the case of Standard & Poor's and P-1 or better in the case of Moody's and in the case of any other Rating Agency shall mean such equivalent ratings. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's and in the case of any other Rating Agency, such equivalent rating.

          Record Date:  With respect to the Term Notes and any Payment Date, the
          -----------
Business Day next preceding such Payment Date and with respect to the Certificates or the Variable Funding Notes and any Payment Date, the last Business Day of the month preceding the month of such Payment Date.

          Reference Bank Rate:  With respect to any Interest Period, as follows:
          -------------------
the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 A.M., London, England time, on the second LIBOR Business Day prior to the first day of such Interest Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the sum of the outstanding Security Balance of the Notes and the Certificates; provided that at least two such Reference Banks
                                --------
provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Indenture Trustee after consultation with the Master Servicer, as of 11:00 a.m., New York time, on such date for loans in U.S. Dollars to leading European Banks for a period of one month in amounts approximately equal to the Aggregate Security Balance. If no such quotations can be obtained, the Reference Bank Rate shall be the Reference Bank Rate applicable to the preceding Interest Period.

          Reference Banks:  Barclays Bank PLC, National Westminster Bank and
          ---------------
Bankers Trust Company.

          Registered Holder:  The Person in whose name a Note is registered in
          -----------------
the Note Register on the applicable Record Date.

          Related Documents:  With respect to each Revolving Credit Loan, the
          -----------------
documents specified in Section 2.1(c) of the Revolving Credit Loan Purchase Agreement and any documents required to be added to such documents pursuant to the Revolving Credit Loan Purchase Agreement, the Trust Agreement or the Servicing Agreement.

          REO:  A Mortgaged Property that is acquired by the 1996-HS1 LLC in
          ---
foreclosure or by deed in lieu of foreclosure.

          Repurchase Event:  With respect to any Revolving Credit Loan, either
          ----------------
(i) a discovery that, as of the Closing Date, the related Mortgage was not a valid lien on the related Mortgaged Property subject only to (A) the lien of any prior mortgage indicated on the Revolving Credit Loan Schedule, (B) the lien of real property taxes and assessments not yet due and payable, (C) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other permissible title exceptions as are listed in the Program Guide and (D) other matters to which like properties are commonly subject which do not materially adversely affect the value, use, enjoyment or marketability of the related Mortgaged Property or (ii) with respect to any Revolving Credit Loan as to which the Seller delivers an affidavit certifying that the original Credit Line Agreement has been lost or destroyed, a subsequent default on such Revolving Credit Loan if the enforcement thereof or of the related Mortgage is materially and adversely affected by the absence of such original Credit Line Agreement.

          Repurchase Price:  With respect to any Revolving Credit Loan required
          ----------------
to be repurchased on any date pursuant to the Revolving Credit Loan Purchase Agreement or purchased by the Master Servicer pursuant to the Servicing Agreement, an amount equal to the sum of (i) 100% of the Loan Balance thereof (without reduction for any amounts charged off) and (ii) unpaid accrued interest at the Loan Rate on the outstanding principal balance thereof from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month of purchase. No portion of any Repurchase Price shall be included in any Excluded Amount for any Payment Date.

          Reserve Amount Target:  As to any Payment Date prior to the Payment
          ---------------------
Date in November 1998, 1.5% of the Cut-off Date Balance. As to any Payment Date on or after the Payment Date in November 1998, the Reserve Amount Target will be equal to the lesser of (a) the Reserve Amount Target as of the Cut-off Date and
(b) 3% of the Pool Balance as of the beginning of the related Collection Period (but not lower than $880,854 (0.5% of the Cut-off Date Balance) plus 50% of the outstanding Loan Balance of all Revolving Credit Loans 90 or more days delinquent as of such Payment Date); provided however that any scheduled reduction to the Reserve Amount Target described above shall not be made as of any Payment Date unless (i) the outstanding Loan Balance of the Revolving Credit Loans delinquent 90 days or more averaged over the last six months as a percentage of the aggregate outstanding Loan Balance of all Revolving Credit Loans averaged over the last six months does not exceed 2% and (ii) the aggregate Liquidated Loss Amounts on the Revolving Credit Loans prior to any such Payment Date occurring during the first year, the second year or the third year (or any year thereafter) after the Payment Date in November 1998 are less than 2.0%, 3.0% and 4.0% respectively, of the aggregate Pool Balance and (iii) there has been no draw on the Credit Enhancement Instrument on such Payment Date that remains unreimbursed. The Reserve Amount Target may be reduced with the prior written consent of the Credit Enhancer and the Rating Agencies.

          Responsible Officer:  With respect to the Indenture Trustee, any
          -------------------
officer of the Indenture Trustee with direct responsibility for the administration of the Trust Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          Revolving Credit Loan Purchase Agreement:  The Revolving Credit Loan
          ----------------------------------------
Purchase Agreement, dated as of the Cut-off Date, between the Seller, as seller, and the Depositor, as purchaser, with respect to the Revolving Credit Loans, dated as of May 1, 1996.

          Revolving Credit Loan Schedule:  The initial schedule of Revolving
          ------------------------------
Credit Loans as of the Cut-off Date set forth in Exhibit A of the Servicing Agreement, which schedule sets forth as to each Revolving Credit Loan (i) the Cut-off Date Loan Balance, (ii) the Credit Limit, (iii) the Gross Margin, (iv) the name of the Mortgagor, (v) the Lifetime Rate Cap, if any, (vi) the loan number, and (vii) the lien position of the related Mortgage.

          Revolving Credit Loans:  At any time, all Revolving Credit Loans,
          ----------------------
including Additional Balances, if any, that have been sold to the Depositor under the Revolving Credit Loan Purchase Agreement, together with the Related Documents, and that remain subject to the terms thereof.

          Revolving Period:  The period commencing on the Closing Date and
          ----------------
ending on May 31, 2001.

          Securities Act:  The Securities Act of 1933, as amended, and the rules
          --------------
and regulations promulgated thereunder.

          Security:  Any of the Certificates or Notes.
          --------

          Security Balance:  With respect to any Payment Date and the Term
          ----------------
Notes, the Initial Security Balance thereof prior to such Payment Date reduced by all payments of principal thereon prior to such Payment Date. With respect to any Payment Date and the Variable Funding Notes, the Initial Security Balance thereof prior to such Payment Date (i) increased by the Aggregate Additional Balance Differential for such Variable Funding Note immediately prior to such Payment Date and (ii) reduced by all distributions of principal thereon prior to such Payment Date. With respect to any Payment Date and the Certificates, the Initial Security Balance thereof prior to such Payment Date (i) increased, in the case of the Variable Funding Certificates, by the Aggregate Additional Balance Differential immediately prior to such Payment Date and (ii) reduced by all Certificate Distribution Amounts thereon prior to such Payment Date.

          Security Collections:  With respect to any Payment Date, the sum of
          --------------------
the following amounts:

               (i) the aggregate of all Security Interest Collections received during the related Collection Period;

               (ii) (A) at any time during the Revolving Period, so long as an Amortization Event has not occurred, Net Principal Collections for such Payment Date or (B) if such an Amortization Event has occurred or at any time after the end of the Revolving Period, the aggregate of all Security Principal Collections with respect to such Payment Date; and

               (iii) all Substitution Adjustment Amounts to be deposited to the Payment Account for such Payment Date.

          Securityholder or Holder:  Any Noteholder or a Certificateholder.
          --------------    ------

          Security Interest Collections:  With respect to any Payment Date,
          -----------------------------
Interest Collections during the related Collection Period excluding the portion thereof allocable to any Excluded Amount.

          Security Percentage:  With respect to any Payment Date and Security,
          -------------------
the percentage equivalent of a fraction the numerator of which is the Security Balance of such Security immediately prior to such Payment Date and the denominator of which is the aggregate of the Security Balances of all Securities as of such date.

          Security Principal Collections:  With respect to any Payment Date,
          ------------------------------
Principal Collections during the related Collection Period excluding the portion thereof allocable to any Excluded Amount.

          Seller:  Residential Funding Corporation, a Delaware corporation, and
          ------
its successors and assigns.

          Seller's Agreement:  The agreement between the Seller, as purchaser,
          ------------------
and the related Program Seller, as seller.

          Servicing Agreement:  The Servicing Agreement dated as of May 1, 1996
          -------------------
between the Indenture Trustee, and the Master Servicer, as master servicer.

          Servicing Certificate:  A certificate completed and executed by a
          ---------------------
Servicing Officer on behalf of the Master Servicer in accordance with Section
4.01 of the Servicing Agreement.

          Servicing Default:  The meaning specified in Section 7.01 of the
          -----------------
Servicing Agreement.

          Servicing Fee:  With respect to any Revolving Credit Loan, the sum of
          -------------
the related Master Servicing Fee and the related Subservicing Fee.

          Servicing Fee Rate:  With respect to any Revolving Credit Loan, the
          ------------------
sum of the related Master Servicing Fee Rate and the related Subservicing Fee Rate.

          Servicing Officer:  Any officer of the Master Servicer involved in, or
          -----------------
responsible for, the administration and servicing of the Revolving Credit Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee (with a copy to the Credit Enhancer) by the Master Servicer, as such list may be amended from time to time.

          Single Certificate:  A Certificate in the denomination of $1,000.
          ------------------

          Single Note:  A Note in the amount of $1,000.
          -----------

          Special Capital Distribution Amount:  With respect to any Payment
          -----------------------------------
Date, the aggregate amount distributed on such Payment Date pursuant to Section 9.5(a)(iv) of the Operating Agreement.

          Special Hazard Amount:  As of any date of determination following the
          ---------------------
Cut-off Date, the Special Hazard Amount shall equal $2,075,429 less the sum of
(A) the aggregate of any Liquidation Loss Amounts on the Revolving Credit Loans due to Special Hazard Losses and (B) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greatest of (i) twice the outstanding principal balance of the Revolving Credit Loan which has the largest outstanding principal balance on the Payment Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding aggregate credit limits of all Revolving Credit Loans on the Payment Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Payment Date) of the Revolving Credit Loans in any single five-digit California zip code area with the largest amount of Revolving Credit Loans by aggregate principal balance as of such anniversary.

          Special Hazard Loss:  Any Liquidation Loss Amount not in excess of the
          -------------------
cost of the lesser of repair or replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.04 of the Servicing Agreement, except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any losses resulting from an Extraordinary Event.

          Standard & Poor's:  Standard & Poor's Ratings Services or its
          -----------------
successor in interest.

          Subservicer:  Any Person with whom the Master Servicer has entered
          -----------
into a Subservicing Agreement as a Subservicer by the Master Servicer.

          Subservicing Account:  An Eligible Account established or maintained
          --------------------
by a Subservicer as provided for in Section 3.02(c) of the Servicing Agreement.

          Subservicing Agreement:  The written contract between the Master
          ----------------------
Servicer and any Subservicer relating to servicing and administration of certain Revolving Credit Loans as provided in Section 3.01 of the Servicing Agreement.

          Subservicing Fee:  With respect to any Collection Period, the fee
          ----------------
retained monthly by the Subservicer (or, in the case of a nonsubserviced Revolving Credit Loan, by the Master Servicer) equal to the product of (i) the Subservicing Fee Rate divided by 12 and (ii) the Pool Balance as of the first day of such Collection Period.

          Subservicing Fee Rate:  With respect to each Revolving Credit Loan,
          ---------------------
0.50% per annum.

          Substitution Adjustment Amounts:  With respect to any Eligible
          -------------------------------
Substitute Revolving Credit Loan, the amount as defined in Section 3.1(b) of the Revolving Credit Loan Purchase Agreement.

          Teaser Loan:  Any Revolving Credit Loan which provides for an initial
          -----------
period during which the Loan Rate is less than the sum of the current Index plus the applicable Gross Margin.

          Telerate Screen Page 3750:  The display designated as page 3750 on the
          -------------------------
Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks).
If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be selected by the Issuer after consultation with the Indenture Trustee), the rate will be the Reference Bank Rate.

          Term Notes:  The Notes designated as the "Term Notes" in the
          ----------
Indenture.

          Treasury Regulations:  Regulations, including proposed or temporary
          --------------------
Regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

          Trust Agreement:  The Trust Agreement, dated as of May 1, 1996, as
          ---------------
amended and restated by the Amended and Restated Trust Agreement, dated as of May 1, 1996, between the Owner Trustee and the Depositor.

          Trust Estate:  The meaning specified in the Granting Clause of the
          ------------
Indenture.

          Trust Indenture Act or TIA:  The Trust Indenture Act of 1939, as
          --------------------------
amended from time to time, as in effect on any relevant date.

          UCC:  The Uniform Commercial Code, as amended from time to time, as in
          ---
effect in any specified jurisdiction.

          Uniform Single Attestation Program for Mortgage Bankers:  The Uniform
          -------------------------------------------------------
Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

          Unpaid Certificate Preferred Return Shortfall:  With respect to any
          ---------------------------------------------
Payment Date, the aggregate amount, if any, of Certificate Preferred Return that was accrued in respect of a prior Payment Date and has not been distributed to Certificateholders.

          Variable Funding Certificates:  The Certificates designated as the
          -----------------------------
"Variable Funding Certificates" in the Trust Agreement including any Capped Funding Certificates.

          Variable Funding Notes:  The Notes designated as the "Variable Funding
          ----------------------
Notes" in the Indenture including any Capped Funding Notes.

          Weighted Average Net Loan Rate:  With respect to the Revolving Credit
          ------------------------------
Loans in the aggregate, and any Payment Date, the average of the Net Loan Rate for each Revolving Credit Loan as of the last day of the related Billing Cycle weighted on the basis of the related Loan Balances outstanding as of for each Revolving Credit Loan as determined by the Master Servicer in accordance with the Master Servicer's normal servicing procedures.

                                  EXHIBIT A-1

                               FORM OF TERM NOTES

          Unless this Term Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Term Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE
OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          THE PRINCIPAL OF THIS TERM NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF
THIS TERM NOTE
AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

          THIS TERM NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION
OF THE
SELLER, THE DEPOSITOR, THE MASTER SERVICER, THE INDENTURE TRUSTEE,
THE OWNER
TRUSTEE OR GMAC MORTGAGE CORPORATION OR ANY OF THEIR RESPECTIVE
AFFILIATES,
EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE BASIC
DOCUMENTS.

                        HOME EQUITY LOAN TRUST 1996-HS1
                       Home Equity Loan-Backed Term Note


Registered                                    Principal Amount:  $162,077,000
                                              Percentage Interest:  100%
No. -                                         Note Rate:  Floating

CUSIP NO. ___________

          Home Equity Loan Trust 1996-HS1, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $162,077,000, payable on each Payment Date in an amount equal to the Percentage Interest specified above of the aggregate amount, if any, payable from the Payment Account in respect of principal on the Term Notes pursuant to Section 3.05 of the Indenture dated as of May 1, 1996 (the "Indenture") between the Issuer, as Issuer, and The Chase Manhattan Bank, N.A., as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Term Note shall be due and payable on the Payment Date in June 2022, to the extent not previously paid on a prior Payment Date. Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

          The Issuer will pay interest on this Term Note on each Payment Date at a floating rate equal to LIBOR plus 0.23% per annum on the principal amount of this Term Note on the preceding Payment Date after giving effect to all payments of principal made on such preceding Payment Date (or, in the case of the first Payment Date, the Closing Date); provided, however, that in no event shall the Note Rate with respect to any Interest Period exceed the Net Loan Rate Cap for such Interest Period. LIBOR for each applicable Interest Period will be determined on the second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest Period and (ii) the first day of each succeeding Interest Period by the Indenture Trustee as set forth in the Indenture. All determinations of LIBOR by the Indenture Trustee shall, in the absence of manifest error, be conclusive for all purposes, and each holder of this Term Note, by accepting this Term Note, agrees to be bound by such determination. Interest on this Term Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (in the case of the first Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days in each Interest Period and a year assumed to consist of 360 days. Principal of and interest on this Term Note shall be paid in the manner specified on the reverse hereof.

          Principal of and interest on this Term Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Term Note shall be applied first to interest due and payable on this Term Note as provided above and then to the unpaid principal of this Term Note.

          Reference is made to the further provisions of this Term Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Term Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Term Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

          This Term Note is one of a duly authorized issue of Term Notes of the Issuer, designated as its Home Equity Loan-Backed Term Notes (herein called the "Term Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Term Notes. The Term Notes are subject to all terms of the Indenture.

          The Term Notes and the Variable Funding Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

          This Term Note is entitled to the benefits of an irrevocable and unconditional financial guaranty insurance policy issued by AMBAC Indemnity Corporation.

          Principal of and interest on this Term Note will be payable on each Payment Date, commencing on June 20, 1996, as described in the Indenture. "Payment Date" means the twentieth day of each month, or, if any such date is not a Business Day, then the next Business Day.

          The entire unpaid principal amount of this Term Note shall be due and payable in full on the Payment Date in June 2022 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee or the holders of Notes representing not less than a majority of the Security Balances of all Notes with the consent of the Credit Enhancer, or the Credit Enhancer may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Term Notes shall be made pro rata to the holders of Term Notes entitled thereto.

          Payments of interest on this Term Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Term Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Term Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Term Notes registered on the Record Date in the name of the nominee of the Depository Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Term Note be submitted for notation of payment. Any reduction in the principal amount of this Term Note (or any one or more Predecessor Term Notes) effected by any payments made on any Payment Date shall be binding upon all future holders of this Term Note and of any Term Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Term Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment

Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Term Note at the address specified in such notice of final payment.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Term Note may be registered on the Note Register upon surrender of this Term Note for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the holder hereof or such holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Term Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Term Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Term Note.

          Each holder or Beneficial Owner of a Term Note, by acceptance of a Term Note, or, in the case of a Beneficial Owner of a Term Note, a beneficial interest in a Term Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Master Servicer, the Depositor, the 1996-HS1 LLC or the Indenture Trustee on the Term Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          Each holder or Beneficial Owner of a Term Note, by acceptance of a Term Note or, in the case of a Beneficial Owner of a Term Note, a beneficial interest in a Term Note, covenants and agrees by accepting the benefits of the Indenture that such holder or Beneficial Owner of a Term Note will not at any time institute against the Depositor, the Seller, the Master Servicer, GMAC Mortgage Corporation, the 1996-HS1 LLC or the Issuer, or join in any institution against the Depositor, the Seller, the Master Servicer, GMAC Mortgage Corporation, the 1996-HS1 LLC or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Term Notes, the Indenture or the Basic Documents.

          The Issuer has entered into the Indenture and this Term Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Term Notes will qualify as indebtedness of the Issuer. Each holder of a Term Note, by acceptance of a Term Note (and each Beneficial Owner of a Term Note by acceptance of a beneficial interest in a Term Note), agrees to treat the Term Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

          Prior to the due presentment for registration of transfer of this Term Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Term Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Term Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the holders of the Term Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the holders of Notes representing a majority of the Security Balances of all Notes at the time Outstanding and the Credit Enhancer and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the holders of Notes representing specified percentages of the Security Balances of all Notes, on behalf of the holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Term Note (or any one of more Predecessor Term Notes) shall be conclusive and binding upon such holder and upon all future holders of this Term Note and of any Term Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Term Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the Term Notes issued thereunder but with prior notice to the Rating Agencies and the Credit Enhancer.

          The term "Issuer" as used in this Term Note includes any successor or the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of Term Notes under the Indenture.

          The Term Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Term Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Term Note or of the Indenture shall alter or impair, the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Term Note at the times, place and rate, and in the coin or currency herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, The Chase Manhattan Bank, N.A. in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Term Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Term Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Term Note.

          IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Term Note to be duly executed.

          HOME EQUITY LOAN TRUST 1996-HS1



                              By    WILMINGTON TRUST COMPANY, not in its
                                    individual capacity but solely as Owner
                                    Trustee


Dated:  May 30, 1996


                              By
                                  -------------------------------
                                  Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION


This is one of the Term Notes referred to in the within mentioned Indenture.


                                    THE CHASE MANHATTAN BANK, N.A., not in its individual capacity but solely as Indenture Trustee


Dated:  May 30, 1996


                              By
                                  -------------------------------
                                  Authorized Signatory

                                  ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:__________________________________________________________

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto
______________________________________________________________________________

______________________________________________________________________________
                        (name and address of assignee)

the within Term Note and all rights thereunder, and hereby irrevocably constitutes and appoints
______________________________________________________________________________
___________________________, attorney, to transfer said Term Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                  */
       -------------------              --------------------------------
                                        Signature Guaranteed:


                                        -------------------------------- */



- --------------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Term Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                  EXHIBIT A-2

                         FORM OF VARIABLE FUNDING NOTES

          THIS VARIABLE FUNDING NOTE HAS NOT BEEN AND WILL NOT BE
REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS
OF ANY
STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED
PURSUANT TO
SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH
ARE EXEMPT
FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW
AND IS
TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE
INDENTURE
REFERRED TO HEREIN.

          THE PRINCIPAL OF THIS VARIABLE FUNDING NOTE IS PAYABLE IN
INSTALLMENTS
AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT
OF THIS
VARIABLE FUNDING NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT
SHOWN ON THE FACE
HEREOF.

          THIS VARIABLE FUNDING NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE MASTER SERVICER, THE
INDENTURE
TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE CORPORATION OR ANY
OF THEIR
RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE
OR THE
BASIC DOCUMENTS.

                        HOME EQUITY LOAN TRUST 1996-HS1
                 Home Equity Loan-Backed Variable Funding Note


Registered                              Initial Maximum Variable
                                        Funding Note Balance:  $____________

No. VFN-_                               Note Rate:  Floating


          Home Equity Loan Trust 1996-HS1, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Residential Funding Corporation or registered assigns, the principal amount set forth on Schedule A attached hereto (or otherwise owing hereunder as determined pursuant to the Indenture as defined below), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Security Balances of all Variable Funding Notes immediately prior to such Payment Date) of the aggregate amount, if any, payable from the Payment Account in respect of principal on the Variable Funding Notes pursuant to Section 3.05 of the Indenture dated as of May 1, 1996 (the "Indenture") between the Issuer, as Issuer, and The Chase Manhattan Bank, N.A., as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Variable funding Note shall be due and payable on the Payment Date in June 2022, to the extent not previously paid on a prior Payment Date. Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

          The Issuer will pay interest on this Variable Funding Note on each Payment Date at a floating rate equal to LIBOR plus 0.23% per annum on the principal amount of this Variable Funding Note on the preceding Payment Date after giving effect to all payments of principal made on such preceding Payment Date (or, in the case of the first Payment Date, the Closing Date); provided, however, that in no event shall the Note Rate with respect to any Interest Period exceed the Net Loan Rate Cap for such Interest Period. LIBOR for each applicable Interest Period will be determined on the second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest Period and (ii) the first day of each succeeding Interest Period by the Indenture Trustee as set forth in the Indenture. All determinations of LIBOR by the Indenture Trustee shall, in the absence of manifest error, be conclusive for all purposes, and each holder of this Variable Funding Note, by accepting this Variable Funding Note, agrees to be bound by such determination. Interest on this Variable Funding Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (in the case of the First Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days in each Interest Period and a year assumed to consist of 360 days. Principal of and interest on this Variable Funding Note shall be paid in the manner specified on the reverse hereof.

          Principal of and interest on this Variable Funding Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Variable Funding Note shall be applied first to interest due and payable on this Variable Funding Note as provided above and then to the unpaid principal of this Variable Funding Note.

          Reference is made to the further provisions of this Variable Funding Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Variable Funding Note.

          Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Variable Funding Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

          This Variable Funding Note is one of a duly authorized issue of Variable Funding Notes of the Issuer, designated as its Home Equity Loan-Backed Variable Funding Notes (herein called the "Variable Funding Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Variable Funding Notes. The Variable Funding Notes are subject to all terms of the Indenture.

          The Variable Funding Notes and the Term Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

          This Variable Funding Note is entitled to the benefits of an irrevocable and unconditional financial guaranty insurance policy issued by AMBAC Indemnity Corporation.

          Principal of and interest on this Variable Funding Note will be payable on each Payment Date, commencing on June 20, 1996, as described in the Indenture. "Payment Date" means the twentieth day of each month, or, if any such day is not a Business Day, then the next Business Day.

          The entire unpaid principal amount of this Variable Funding Note shall be due and payable in full on the Payment Date in June 2022 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee or the holders of Notes representing not less than a majority of the Security Balances of all Notes with the consent of the Credit Enhancer, or the Credit Enhancer may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Variable Funding Notes shall be made pro rata to the holders of Variable Funding Notes entitle thereto.

          Payments of interest on this Variable Funding Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Variable Funding Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Variable Funding Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Variable Funding Notes registered on the Record Date in the name of the nominee of the Depository Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Variable Funding Note be submitted for notation of payment. Any reduction in the principal amount of this Variable Funding Note (or any one or more Predecessor Variable Funding Notes) effected by any payments made on any Payment Date shall be binding upon all future holders of this Variable Funding Note and of any Variable Funding
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Variable Funding Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Variable Funding Note at the address specified in such notice of final payment.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Variable Funding Note may be registered on the Note Register upon surrender of this Variable Funding Note for registration of transfer at the Corporate Trust Office, duly endorsed by, and accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the holder hereof or such holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Variable Funding Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Variable Funding Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Variable Funding Note.

          Each holder or Beneficial Owner of a Variable Funding Note, by acceptance of a Variable Funding Note or, in the case of a Beneficial Owner of a Variable Funding Note, a beneficial interest in a Variable Funding Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Master Servicer, the Depositor, the 1996-HS1 LLC or the Indenture Trustee on the Variable Funding Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

          Each holder or Beneficial Owner of a Variable Funding Note, by acceptance of a Variable Funding Note or, in the case of a Beneficial Owner of a Variable Funding Note, a beneficial interest in a Variable Funding Note, covenants and agrees by accepting the benefits of the Indenture that such holder or Beneficial Owner of a Variable Funding Note will not at any time institute against the Depositor, the Seller, the Master Servicer, GMAC Mortgage Corporation, the 1996-HS1 LLC or the Issuer, or join in any institution against the Depositor, the Seller, the Master Servicer, GMAC Mortgage Corporation, the 1996-HS1 LLC or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Variable Funding Notes, the Indenture or the Basic Documents.

          The Issuer has entered into the Indenture and this Variable Funding
Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Variable Funding Notes will qualify as indebtedness of the Issuer. Each holder of a Variable Funding Note, by acceptance of a Variable Funding Note (and each Beneficial Owner of a Variable Funding Note, by acceptance of a beneficial interest in a Variable Funding Note), agrees to treat the Variable Funding Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

          Prior to the due presentment for registration of transfer of this Variable Funding Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Variable Funding Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Variable Funding Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the holders of the Variable Funding Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the holders of Notes representing a majority of the Security Balances of all Notes at the time Outstanding and the Credit Enhancer and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the holders of Notes representing specified percentages of the Security Balances of all Notes, on behalf of the holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Variable Funding Note (or any one of more Predecessor Variable Funding Notes) shall be conclusive and binding upon such holder and upon all future holders of this Variable Funding Note and of any Variable Funding Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Variable Funding Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the Variable Funding Notes issued thereunder but with prior notice to the Rating Agencies and the Credit Enhancer.

          The term "Issuer" as used in this Variable Funding Note includes any successor to the Issuer under the Indenture.

          The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of Variable Funding Notes under the Indenture.

          The Variable Funding Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

          This Variable Funding Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          No reference herein to the Indenture and no provision of this Variable Funding Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Variable Funding Note at the times, place and rate, and in the coin or currency herein prescribed.

          Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, The Chase Manhattan Bank, N.A. in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Variable Funding Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Variable Funding Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder shall have no claim against any of the foregoing for any deficiency, los or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Variable Funding Note.

          IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Variable Funding Note to be duly executed.

                              HOME EQUITY LOAN TRUST 1996-HS1

                              By    WILMINGTON TRUST COMPANY, not in its
                                    individual capacity but solely as Owner
                                    Trustee



Dated:  May 30, 1996


                              By
                                 -------------------------------
                                 Authorized Signatory


                         CERTIFICATE OF AUTHENTICATION


This is one of the Variable Funding Notes referred to in the within mentioned Indenture.


                                    THE CHASE MANHATTAN BANK, N.A.,
                                    not in its individual capacity but solely as Indenture Trustee


Dated:  May 30, 1996

                                 -------------------------------
                                 Authorized Signatory

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee: ______________

__________________________________________________________

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto________________________________________________________________
______________________________________________________________________________
                        (name and address of assignee)

the within Variable Funding Note and all rights thereunder, and hereby irrevocably constitutes and appoints_______________________________________________________, attorney, to transfer said Variable Funding Note on the books kept for registration thereof, with full power of substitution in the premises.



Dated:                                                                        */
      ----------------------------              -----------------------------
                                                Signature Guaranteed:


                                                 ---------------------------- +/

- --------------
+ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Variable Funding
   Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   SCHEDULE A
                                       to
                        HOME EQUITY LOAN TRUST 1996-HS1
                 Home Equity Loan-Backed Variable Funding Note


==============================================================================
                                           SECURITY
                             PRINCIPAL      BALANCE      AUTHORIZED SIGNATURE
DATE   PERCENTAGE INTEREST   PAYMENTS     OUTSTANDING    OF INDENTURE
TRUSTEE
- ----   -------------------   ---------    -----------    --------------------
- ----   -------------------   ---------    -----------    --------------------

- ----   -------------------   ---------    -----------    --------------------

- ----   -------------------   ---------    -----------    --------------------

- ----   -------------------   ---------    -----------    --------------------

- ----   -------------------   ---------    -----------    --------------------

- ----   -------------------   ---------    -----------    --------------------

- ----   -------------------   ---------    -----------    --------------------

- ----   -------------------   ---------    -----------    --------------------

- ----   -------------------   ---------    -----------    --------------------

- ----   -------------------   ---------    -----------    --------------------

- ----   -------------------   ---------    -----------    --------------------

- ----   -------------------   ---------    -----------    --------------------

- ----   -------------------   ---------    -----------    --------------------

- ----   -------------------   ---------    -----------    --------------------

- ----   -------------------   ---------    -----------    --------------------

==============================================================================


                                   EXHIBIT B

                 [FORM OF RULE 144A INVESTMENT REPRESENTATION]


            Description of Rule 144A Securities, including numbers:
                _______________________________________________
                _______________________________________________
                _______________________________________________
                _______________________________________________


          The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

          1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

          2. The Buyer warrants and represents to, and covenants with, the Indenture Trustee and the Issuer (as defined in the Indenture (the "Indenture"), dated as of May 1, 1996, between Home Equity Loan Trust 1996-HS1, as Issuer, and The Chase Manhattan Bank, N.A., as Indenture Trustee, pursuant to Section 4.02 of the Indenture, as follows:

               a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

               b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

               c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Indenture Trustee, the Owner Trustee or the Master Servicer.

          d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

               e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex
     2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

          3. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

          IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

- ---------------------------         --------------------------
Print Name of Seller                Print Name of Buyer

By:                                 By:
    ---------------------------         --------------------------
Name:                               Name:
Title:                              Title:

Taxpayer Identification:            Taxpayer Identification:

No.                                 No.
    ---------------------------         --------------------------

Date:                               Date:
    ---------------------------         --------------------------

                                                            ANNEX 1 TO EXHIBIT B
                                                            --------------------


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

            [For Buyers Other Than Registered Investment Companies]

The undersigned hereby certifies as follows in connection with the Rule 144A
              Investment Representation to which this Certification is attached:

       1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

       2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________/*/ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

  ___  Corporation, etc.  The Buyer is a corporation (other than a bank, savings
       -----------------
       and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
       Section 501(c)(3) of the Internal Revenue Code.

  ___  Bank.  The Buyer (a) is a national bank or banking institution organized
       ----
       under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.


- --------------

/*/ Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

  ___  Savings and Loan.  The Buyer (a) is a savings and loan association,
       ----------------
       building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

  ___  Broker-Dealer.  The Buyer is a dealer registered pursuant to Section 15
       -------------
       of the Securities Exchange Act of 1934.

  ___  Insurance Company.  The Buyer is an insurance company whose primary and
       -----------------
       predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

  ___  State or Local Plan.  The Buyer is a plan established and maintained by a
       -------------------
       State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

  ___  ERISA Plan.  The Buyer is an employee benefit plan within the meaning of
       ----------
       Title I of the Employee Retirement Income Security Act of 1974.

  ___  Investment Adviser.   The Buyer is an investment adviser registered under
       ------------------
       the Investment Advisers Act of 1940.

  ___  SBIC.  The Buyer is a Small Business Investment Company licensed by the
       ----
       U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

  ___  Business Development Company.  The Buyer is a business development
       ----------------------------
       company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

  ___  Trust Fund.  The Buyer is a trust fund whose trustee is a bank or trust
       ----------
       company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

       3. The term "securities" as used herein does not include (i) securities
                    ----------                 ----------------
of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

       4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

       5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Rule 144A Securities are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

 ___     ___   Will the Buyer be purchasing the Rule 144A
 Yes     No   Securities only for the Buyer's own account?

       6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

       7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                         ------------------------------
                         Print Name of Buyer

                         By:
                              -------------------------
                              Name:
                              Title:

                         Date:
                              -------------------------

                             ANNEX 2 TO EXHIBIT B
                             --------------------


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

             [For Buyers That Are Registered Investment Companies]


       The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

        1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

       2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
          144A).

          3.   The term "Family of Investment Companies" as used herein means
                         ------------------------------
two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

          4.   The term "securities" as used herein does not include (i)
                         ----------
securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

          5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

          6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                              ------------------------------
                              Print Name of Buyer


                              By:
                                 ---------------------------
                                Name:
                                      ----------------------
                                Title:
                                       ---------------------

                              IF AN ADVISER:

                              ------------------------------
                              Print Name of Buyer


                              Date:
                                    ------------------------

                                   EXHIBIT C

                     FORM OF INVESTOR REPRESENTATION LETTER


                                ___________, 19__


Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The Chase Manhattan Bank, N.A.
4 MetroTech - 3rd Floor
New York, NY  11245

Attention:  Corporate Trust Administration

          Re:  Home Equity Loan-Backed Capped Funding Notes
               Series 1996-HS1
               -------------------------------------------

Ladies and Gentlemen:

          ______________________ (the "Purchaser") intends to purchase from
__________________ (the "Seller") $__________ Capped Funding Notes of Series 1996-HS1 (the "Notes"), issued pursuant to the Indenture (the "Indenture"), dated as of May 1, 1996 between Home Equity Loan Trust, as issuer (the "Issuer"), and The Chase Manhattan Bank, N.A., as indenture trustee (the "Indenture Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Indenture. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Issuer and the Indenture Trustee that:

               1. The Purchaser understands that (a) the Notes have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Notes, (c) the Notes may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Indenture contains restrictions regarding the transfer of the Notes and (e) the Notes will bear a legend to the foregoing effect.

               2. The Purchaser is acquiring the Notes for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

               3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Notes, such that it is capable of evaluating the merits and risks of investment in the Notes, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

               4. The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated _____________ relating to the Notes (b)] a copy of the Indenture and [b] [c] such other information concerning the Notes, the Revolving Credit Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Notes. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Notes from the Seller in connection with the initial distribution of the Notes and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Notes by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Notes by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

               5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Note, any interest in any Note or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Note, any interest in any Note or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Note, any interest in any Note or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Note under the Act, that would render the disposition of any Note a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Notes, except in compliance with the provisions of the Indenture.

               6.  The Purchaser is not a non-United States person.

                         Very truly yours,


                         ----------------------------------
                         By:
                             ------------------------------
                         Name:
                               ----------------------------
                         Title:
                                ---------------------------

                                   EXHIBIT D

                    FORM OF TRANSFEROR REPRESENTATION LETTER



                              _________, 19__


Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The Chase Manhattan Bank, N.A.
4 Metrotech - 3rd Floor
New York, NY  11245

Attention:  Corporate Trust Administration

          Re:  Home Equity Loan-Backed Capped Funding Notes
               Series 1996-HS1
               -------------------------------------------

Ladies and Gentlemen:

          ______________________ (the "Purchaser") intends to purchase from
__________________ (the "Seller") $__________ Capped Funding Notes of Series 1996-HS1 (the "Notes"), issued pursuant to the (the "Indenture"), dated as of May 1, 1996 between Home Equity Loan Trust, as issuer (the "Issuer"), and The Chase Manhattan Bank, N.A., as indenture trustee (the "Indenture Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Indenture. The Seller hereby certifies, represents and warrants to, and covenants with, the Issuer and the Indenture Trustee that:

          Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Note, any interest in any Note or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Note, any interest in any Note or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Note, any interest in any Note or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Notes under the Securities Act of 1933 (the "Act"), that would render the disposition of any Note a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any

Note. The Seller has not and will not sell or otherwise transfer any of the Notes, except in compliance with the provisions of the Indenture.

                         Very truly yours,


                         ----------------------------------
                         (Seller)

                         ----------------------------------
                         By:
                             ------------------------------
                         Name:
                               ----------------------------
                         Title:
                                ---------------------------

                                      D-2